Nuveen Exchange-Traded Funds

Providing tax-free income
to help you live your dreams

MUNICIPAL VALUE (NUV)
MUNICIPAL INCOME (NMI)

ANNUAL REPORT/OCTOBER 31, 1996

Photographic image of couple walking on beach.

Photographic image of financial adviser reviewing financial statements/plans with older couple.

Tax-informed investing

An important part of any successful investment program is gauging how well your investments have performed and measuring your progress toward your long-term goals.


Taxes dramatically alter the relative returns of the five asset classes shown at right.

Graph showing after-tax returns, 1976-1996.

Municipals        8.26
Treasuries        5.62
Corporates        6.11
Stocks           10.51
Treasury Bills    3.87


Traditionally, the most common way to measure performance has been to compare pre-tax rates of return for different investments across similar time periods. The rationale behind this method is that each investor is taxed at a different rate, making pre-tax comparisons the seemingly logical way to ensure you are comparing apples to apples.

  This, however, is precisely the rationale that can make a pre-tax performance assessment misleading. When returns are presented on a pre-tax basis, you may lose sight of the major impact taxes can have on your earnings, and fail to get the complete picture of your progress toward your investment goals. At Nuveen, we've built our reputation help ing investors realize that it's not what you earn, it's what you keep.

TAX-INFORMED INVESTING: THE KEY
TO MEASURING LONG-TERM RESULTS

The true measure of an investment is its performance on an after-tax basis. Analyzing after-tax returns gains added significance when you realize that the taxes you pay can never be regained. Once that money is "lost," it can't be put to work through compounding, earning additional dollars for you.

  To better illustrate the ways that taxes can affect the amount you keep versus the amount you earn, Nuveen Research recently studied 20 years of investment returns, both pre-tax and after-tax, to determine the impact of taxes on various asset classes. We were particularly interested in the results for municipal bonds, an asset class that is commonly excluded from the top performance rankings when only pre-tax returns are considered.

MEASURING WHAT YOU KEEP

The study showed that, once the impact of taxes was figured into the equation, municipal bonds offered a distinct advantage over other fixed income investments. Over the study period, municipal bonds outperformed both corporate and Treasury bonds (see accompanying tables), as high tax rates and the loss of compounding income took their toll on corporate and Treasury results.

  As investors are well aware, performance over the long term--and the purchasing power of their earnings--can be eroded by inflation as well as taxes. The study showed that, over the past 20 years, only municipal bonds and stocks provided significant after-tax gains over the Consumer Price Index, the most recognized measure of inflation.

ABOUT THE STUDY

The study, "Measuring What You Keep: Historical After-Tax Returns," compared pre-tax and after-tax total returns over the past 20 years for five asset classes: municipal bonds, Treasury bonds, Treasury bills, corporate bonds, and large company stocks. Returns for each asset class were represented by the returns on commonly used market indexes compiled by Lehman Brothers and Ibbotson Associates.

  A hypothetical investment of $100,000 was made in each of these asset classes at the beginning of 1976, with all dividends and interest reinvested through the end of 1995. In addition, the after-tax proceeds of an assumed annual 20% turnover rate were reinvested. The study assumed that taxes were paid annually at the applicable federal income tax rates for an investor earning the equivalent of $100,000 in 1995. Of course, this hypothetical investment performance neither reflects past performance nor predicts future results of any Nuveen investment.

INCORPORATING TAX-INFORMED
INVESTING IN YOUR PORTFOLIO

The Nuveen study confirms what many investors have known for years: that municipal bonds can play a critical role in the long-term financial strategies of tax-informed investors.

Balancing short-term and long-term investments

Combining shorter- and longer-term tax-free investments may help you manage cumulative risk in your portfolio while still capturing the potential for attractive overall rates. Shorter-term investments can help reduce the current volatility of your portfolio and provide a source of investable funds to take advantage of additional investment opportunities as they arise. Longer-term leveraged exchange-traded funds have provided attractive yields and offer trading flexibility that allows quick and easy portfolio adjustments.

Dividend reinvestment

Studies indicate that weathering market cycles by maintaining an investment plan with long-term goals can help shield investors in the event of a declining market. The purchase of additional shares on a regular schedule, such as through dividend reinvestment, is another strategy for navigating market changes. Dividend reinvestment is an easy and convenient way to set aside dollars on a regular basis, helping you take advantage of dollar-cost averaging while gaining the benefits of tax-free compounding.

CONSISTENT AFTER-TAX PERFORMANCE

For the long-term investor, performance--even after the impact of taxes and inflation--is the true meas ure of an investment's merit. While most investors choose municipal bonds for their tax-free income advantage, the positive news about their after-tax returns reinforces their potential value as part of a tax-informed investment strategy designed to meet long-term objectives. Understanding the impact of taxes can mean that you keep more of what you earn, and municipal bonds can help you do just that.

Only municipals and equities generated signif icant increases in purchasing power over the twenty-year period, with after-tax and inflation-adjusted returns in excess of 2.75% annually.


         ANNUAL AFTER-TAX REAL RETURNS, 1976-1995

  PERIOD          MUNICIPALS     TREASURIES            CORPORATES       STOCKS        BILLS

  1976-1985        .69%          -3.32%                 -2.14%           2.75%        -2.67%
  1986-1995       5.15            4.21                   3.91            7.31          0.13
  1976-1995       2.88%           0.37%                  0.84%           5.02%        -1.30%


Photographic image of couple walking on beach.

                  CONTENTS

  6  Municipal market perspective
  7  Dear shareholder
  9  Answering your questions
 13  Fund performance
 14  Commonly used terms
 16  Shareholder meeting report
 17  Portfolio of investments
 30  Statement of net assets
 31  Statement of operations
 32  Statement of changes in net assets
 33  Notes to financial statements
 38  Financial highlights
 40  Report of independent auditors
 41  Nuveen Exchange-Traded Funds
     dividend reinvestment program

Municipal
market perspective

Over the past year the bond market has been relatively stable compared with recent years, despite some fluctuations. While 1994 represented the worst period in recent bond market history and 1995 the best in a decade, 1996 ended the year about where it began, rebounding from a mid-year decline. Following a strong start, a succession of mixed reports affecting interest rate and inflation forecasts caused investors to view the markets alternatively with enthusiasm, then uncertainty. In the third quarter, evidence of an economic slowdown, the strong U.S. dollar, and lack of inflationary pressures combined to allay investor fears, sparking a rally in bonds that continued through the post-election period. Throughout the year, the municipal market continued to reward investors with solid returns, dependable income, and opportunities to purchase bonds with strong credit quality.

A look at the current economy shows a positive tone, reflecting a combination of factors that historically bode well for the bond market, especially long-term issues. Yields remain attractive, as inflation maintains the same modest pace that it has demonstrated over the past five years, giving every indication of being well under control. At the same time, the economy continues to moderate, as evidenced by the lack of price pressure at the consumer and producer levels, steady employment statistics, low labor costs, and a stable money supply.

Photographic image of head shot of Chairman and Chief Executive Officer of Nuveen.

"Municipal bonds continue to play an important role in meeting the investment goals of conservative investors."

Dear
shareholder

As I begin my duties as the new chairman and chief executive officer of John Nuveen & Co. Incorporated and chairman of the board of the Nuveen exchange-traded funds, I am pleased to have this opportunity to report to you on the performance of your funds. My experience at Nuveen over the past 19 years has shaped my commitment to maintaining Nuveen's tradition of value investing and prudent management. We continue to focus on building shareholder value, providing research-oriented management, and delivering dependable performance, in the belief that this focus will contribute to many more years of investment success for our fund shareholders.

  Municipal bonds continue to play an important role in meeting the investment goals of conservative investors. The performance of the exchange-traded funds covered in this report demonstrates the ability of quality investments to provide extremely attractive tax-free income. As of October 31, 1996, the current annual yields on share price for the Municipal Value Fund and Municipal Income Fund were 6.46% and 6.35%, respectively. To match these yields, an investor in the 36% federal income tax bracket would have had to earn at least 9.92% on taxable alternatives. Without question, taxable yields at this level on investments of comparable quality can be difficult to obtain in today's markets.

  The net asset values of these funds declined slightly over the 12 months ended October 31, reflecting the mid-1996 uncertainty that drove prices lower and yields higher. Yet returns remained attractive. For the Municipal Value Fund and Municipal Income Fund, total returns, representing changes in net asset value and reinvestment of all dividends and capital gains, if any, were 5.84% and 6.49%, respectively, equivalent to taxable investments with total returns of 9.30% and 10.17%. As concerns about the effects of a potential flat tax evaporated and the Federal Reserve continued to stand firm on interest rates, confidence in the bond market was restored in November following the fiscal year ends of these funds.

  I would like to take this opportunity to share with you the news of some recent developments that will give Nuveen the flexibility to meet expanded investor needs for capital preservation, current income, and future growth.

  In November, we introduced the Nuveen Growth and Income Stock Fund, the first of three Nuveen equity-based mutual funds designed to provide a high-quality complement to our current municipal bond funds. These new funds will be offered in affiliation with Institutional Capital Corporation (ICAP), an institutional equity management firm located in Chicago that shares Nuveen's values and investment management style. Tailor-made to address the needs of many Nuveen investors, these funds can play a critical role in achieving a balanced strategy for investors who expect their investments to provide a core element of their financial security.

  In another move that will increase the range of investment solutions for investors, Nuveen is acquiring Flagship Resources, Inc., a fixed income mutual fund specialist based in Dayton, Ohio. Flagship is a firm that shares our views on the importance of research and emphasizes a conservative, value-oriented approach to portfolio management. In January 1997, the tax-exempt mutual fund activities of Flagship and Nuveen will be merged, resulting in more than 40 municipal funds, the broadest selection available in the U.S.

  We are excited about these recent developments, and we are pleased to be bringing Nuveen investors expanded options for achieving wealth preservation, dependable income, and long-term asset growth. We thank you for your continued confidence in Nuveen.

Sincerely,

/s/ Timothy R. Schwertfeger
Timothy R. Schwertfeger
Chairman of the Board
December 16, 1996

Photographic image of montage of letters received by Nuveen.

Answering your questions

Tom Spalding, head of Nuveen's portfolio management team, discusses the current environment in the municipal market and aspects of Nuveen's management approach

Did the November elections have any impact on the municipal market?

No. While both the stock and bond markets have enjoyed post-election rallies, the markets had substantially anticipated the outcome of the elections, that is, the re-election of a Democratic President and the continued Republican majority in Congress. Maintaining the status quo of the past four years should have little effect on the municipal market.

What is the current mood of the municipal market?

The overall tone of the municipal market today is very positive. Over the past year, we have seen municipals perform well in comparison to Treasuries. Adding to the general optimism is the fact that the election has ended all talk of a flat tax for now, eliminating one source of uncertainty regarding municipal value. Based on these factors, we expect market sentiment to stay on the positive side in the coming months.

Are there areas of the market that look especially attractive?

Regionally, the Midwest has turned in strong performance over the past year. This is due to the fact that the economies of Illinois, Michigan, and Ohio have done very well recently, with bonds from issuers in these states benefiting from price appreciation relative to the market.

Photographic image of Tom Spalding, Portfolio Manager at Nuveen.

Tom Spalding, head of Nuveen's portfolio management team, answers investors' questions on developments in the municipal market

Do the Nuveen funds currently hold many bonds from Midwestern issuers? Historically, Nuveen's national funds have always been slightly overweighted in bonds from Midwestern issuers. Two main reasons account for this:

     o Because interest from Illinois-issued municipal bonds generally is not
       deductible when calculating state    taxes, these bonds often provide
       more attractive yields and prices than bonds from other states. Therefore, at certain times, we tend to hold more bonds from this Midwestern state.
     o Because of our long history in Chicago, we are particularly well acquainted with credits in this part of the country.

  We believe that much of the recent relative price appreciation opportunity in Midwest bonds may have been realized, with many of these bonds now reaching what we would consider full value.

Does the portfolio management approach differ between older and newer Nuveen funds?

While all of our funds are managed using the same philosophy and approach to security selection and portfolio construction, each fund has a unique history and set of circumstances that create different opportunities. Adding to this diversity is the fact that each portfolio manager has an individual style. These differences manifest themselves in slight variations. For example, one manager might identify more frequent opportunities to change portfolio holdings over the course of a year, while another manager might choose to buy more of a certain issue or sell at a different time.

  However, all of our portfolio managers use the same fundamental value approach in the search for bonds that we believe are positioned to outperform their peers. This means that we generally focus on the same types of credits and same time horizons, and we try to maintain the same geographical and sector diversification. Our management approach involves a team atmosphere, even though each manager is overseeing separate portfolios.

Can you comment on the overall credit quality of the Nuveen funds?

Over the course of 1996, the market has seen more upgrades than downgrades in bond credit ratings, and our portfolios generally reflect this overall market trend. As opportunity allowed, Nuveen portfolio managers maintained or upgraded bonds in their portfolios to increase value and extend call protection.

What is the status of bond calls in Nuveen's older portfolios?

Our funds--especially the older state and national funds--have been dealing with the issue of bond calls and pre-refundings for years. Although this has put pressure on dividends, all of our funds have performed very well through this period. Generally, we don't expect bond calls and pre-refundings to play as major a role over the next few years as they have recently. While some of our funds still have pre-refunded and current call risk, others have restructured their portfolios and have virtually no call exposure.


NUVEEN MUNICIPAL VALUE FUND, INC.
NUV

Investors in NUV have enjoyed attractive current yields; however, as older, higher coupon bonds have been called from the fund's portfolio, the dividend income has declined somewhat. Shareholders received a capital gains distribution in December 1995.


12 MONTH DIVIDEND HISTORY

Date      Monthly Dividends  Supplemental Dividends    Capital Gains

11/13/95     $0.0525
12/13/95     $0.0525                                    .0797
01/10/96     $0.0525
02/13/96     $0.0505
03/13/96     $0.0505
04/11/96     $0.0505
05/13/96     $0.0505
06/12/96     $0.0505
07/11/96     $0.0505
08/13/96     $0.0505
09/11/96     $0.0505
10/10/96     $0.0505

   FUND HIGHLIGHTS 10/31/96
   Yield                                      6.46%
   Taxable-equivalent yield                  10.09%
   Annual total return on NAV                 5.84%
   Taxable-equivalent total return            9.30%
   Share price                               $9.375
   NAV                                       $10.18

The price, net asset value and dividend history used in this chart constitute past performance and do not necessarily predict the future price, net asset value or dividends of the Fund or of any other Nuveen Fund.


NUVEEN MUNICIPAL INCOME FUND, INC.
NMI

In keeping with the Fund's goal of providing attractive, dependable tax-free income, shareholders enjoyed 12 months of steady dividends. This fund can invest in a wider range of credits and has a more pronounced income orientation.

12 MONTH DIVIDEND HISTORY

Date      Monthly Dividends  Supplemental Dividends    Capital Gains

11/13/95     $0.0635
12/13/95     $0.0635
01/10/96     $0.0635
02/13/96     $0.0635
03/13/96     $0.0635
04/11/96     $0.0635
05/13/96     $0.0635
06/12/96     $0.0635
07/11/96     $0.0635
08/13/96     $0.0635
09/11/96     $0.0635
10/10/96     $0.0635

   FUND HIGHLIGHTS 10/31/96
   Yield                                      6.35%
   Taxable-equivalent yield                   9.92%
   Annual total return on NAV                 6.49%
   Taxable-equivalent total return           10.17%
   Share price                               $12.00
   NAV                                       $11.96

The price, net asset value and dividend history used in this chart constitute past performance and do not necessarily predict the future price, net asset value or dividends of the Fund or of any other Nuveen Fund.


Commonly used terms

Yield

An exchange-traded fund's annualized monthly dividend on a given date (in the case of this report, October 31, 1996) divided by its closing price per share on that date.

Taxable equivalent yield

The return an investor subject to a given federal income tax rate would need to obtain from a fully taxable investment to equal the fund's stated annualized yield on share price. In this report, this tax rate is assumed to be 36% for shareholders, based on incomes of $121,300-$263,750 for investors filing singly, $147,700-$263,750 for those filing jointly.

Net Asset Value (NAV)

The market value of all securities and other assets held by an exchange-traded fund, minus any liabilities. The NAV per share is the fund's net assets divided by its total number of common shares outstanding.

Total return on NAV

The percentage change in a fund's NAV per common share for a given period, assuming reinvestment of all dividends and capital gains distributions, if any.

Taxable equivalent total return

The total return an investor subject to a given federal income tax rate would need to obtain from a fully taxable investment to equal the Fund's stated total return on NAV.

Each Fund intends to repurchase shares of its own common stock in the future at such times and in such amounts as is deemed advisable. No shares were repurchased during the 12-month period ended October 31, 1996. Any future repurchases will be reported to shareholders in the next annual or semiannual report.


SHAREHOLDER MEETING REPORT

On July 24, 1996, the following Nuveen Exchange-Traded Funds held an Annual
Meeting of Shareholders. At the meeting, shareholders voted to elect directors of the Funds and to ratify selection of Ernst & Young L.L.P. as the auditors for the Funds. The directors elected at the meeting include: Anthony T. Dean, Royce A. Hoyle, and Anne E. Impellizzeri.


                                                       NUV             NMI
   APPROVAL OF THE DIRECTORS
   WAS REACHED AS FOLLOWS:
   Anthony T. Dean
      For                                          164,078,367      6,610,376
      Abstain                                        2,442,907        103,753
                                                   -----------      ---------
        Total                                      166,521,274      6,714,129
                                                   ===========      =========

   Royce A. Hoyle
      For                                          164,045,190      6,604,650
      Abstain                                        2,476,084        109,479
                                                   -----------      ---------
        Total                                      166,521,274      6,714,129
                                                   ===========      =========

   Anne E. Impellizzeri
      For                                          163,990,108          N/A
      Abstain                                        2,531,166          N/A
                                                   -----------      ---------
        Total                                      166,521,274          N/A
                                                   ===========      =========

   RATIFICATION OF AUDITORS
   WAS REACHED AS FOLLOWS:
      For                                          163,867,956      6,579,469
      Against                                          833,036         37,725
      Abstain                                        1,820,282         96,935
                                                   -----------      ---------
        Total                                      166,521,274      6,714,129
                                                   ===========      =========


PORTFOLIO OF INVESTMENTS
NUVEEN MUNICIPAL VALUE FUND, INC. (NUV)

PRINCIPAL                                                                                  RAT-      OPT. CALL           MARKET
AMOUNT              DESCRIPTION                                                            INGS*     PROVISIONS**        VALUE

                    ALABAMA - 0.7%
$10,000,000         The Water Works and Sewer Board of the City of Birmingham (Alabama),
                     Water and Sewer Revenue Bonds, Series 1994, 5.500%, 1/01/20             Aa      1/04 at 102    $   9,876,600
  4,000,000         The Medical Clinic Board of the City of Jasper (Alabama), Hospital
                     Revenue Bonds, Series 1993 (Walker Regional Medical Center, Inc.
                     Project), 6.375%, 7/01/18                                              Baa1     7/02 at 102        3,983,280
----------------------------------------------------------------------------------------------------------------------------------
                    ARIZONA - 1.1%
  3,735,000         Hospital District No. One, Maricopa County, Arizona, General
                     Obligation Bonds, Series 1996, 6.000%, 6/01/21                           A      6/06 at 101        3,713,412
 10,400,000         The Industrial Development Authority of the City of Scottsdale,
                     Arizona, Hospital Revenue Refunding Bonds (Scottsdale Memorial
                     Hospital), Series 1987 A, 8.500%, 9/01/17                              Aaa      9/97 at 102       11,002,680
  5,630,000         Yuma Regional Medical Center on behalf of Hospital District No. 1 of
                     Yuma County, Arizona, Hospital Revenue Improvement and Refunding
                     Bond (Yuma Regional Medical Center Project), Series 1992,
                     8.000%, 8/01/17                                                          A      8/02 at 101 1/2    6,402,267
---------------------------------------------------------------------------------------------------------------------------------
                    ARKANSAS - 0.1%
  1,500,000         Arkansas Development Finance Authority, Wastewater System Revolving
                     Loan Fund Revenue Bonds, 1996 Series A, 5.850%, 12/01/19                AA      6/06 at 101        1,544,715
---------------------------------------------------------------------------------------------------------------------------------
                    CALIFORNIA - 5.3%
 14,500,000         California Pollution Control Financing Authority, Pollution Control
                     Revenue Bonds (Pacific Gas and Electric Company), 1987 Series B,
                     8.875%, 1/01/10 (Alternative Minimum Tax)                                A     12/97 at 102       15,356,805
  2,500,000         California Statewide Communities Development Authority, Series A,
                     Certificates of Participation, Pacific Homes, 6.000%, 4/01/17            A      4/03 at 102        2,508,850
  6,530,000         California Statewide Communities Development Authority, Certificates
                     of Participation, St. Joseph Health System Obligated Group,
                     5.500%, 7/01/14                                                         Aa      7/03 at 102        6,311,180
 16,350,000         State Public Works Board of the State of California, Lease Revenue
                     Refunding Bonds (The Regents of the University of California), 1993
                     Series A (Various University of California Projects), 5.500%, 6/01/21   A1      6/03 at 102       15,475,602
  9,000,000         State of California, Department of Water Resources, Central Valley
                     Project, Water System Revenue Bonds, Series L, 5.750%, 12/01/19         Aa     12/03 at 101 1/2    8,971,020
 16,500,000         State of California, Department of Water Resources, Central Valley
                     Project, Water System Revenue Bonds, Series M, 4.750%, 12/01/24         Aa     12/03 at 101       14,101,725
                    Foothill/Eastern Transportation Corridor Agency, Toll Road Revenue
                     Bonds Series 1995A:
 30,000,000          0.000%, 1/01/22                                                        Baa     No Opt. Call        6,056,400
 10,000,000          6.000%, 1/01/34                                                        Baa      1/05 at 102        9,831,000
 30,470,000         Los Angeles County Public Works Financing Authority, Lease Revenue
                     Bonds (Multiple Capital Facilities Project IV), 4.750%, 12/01/13       Aaa     12/03 at 102       27,411,421
---------------------------------------------------------------------------------------------------------------------------------
                    COLORADO - 10.3%
 12,515,000         Colorado Health Facilities Authority Revenue Bonds, Series 1994
                     (Sisters of Charity Health Care Systems, Inc.), 5.250%, 5/15/14         Aa      5/04 at 102       12,255,063
 12,500,000         Arvada Urban Renewal Authority, Tax Increment Revenue Refunding
                     Bonds (Arvada City Center Urban Renewal Project), Series 1987A,
                     8.750%, 3/01/06                                                          B      3/97 at 101       12,498,625
                    City and County of Denver, Colorado, Airport System Revenue Bonds,
                     Series 1990A:
  9,150,000          8.250%, 11/15/12 (Alternative Minimum Tax)                             Baa     11/00 at 102       10,420,203
 31,240,000          8.500%, 11/15/23 (Alternative Minimum  Tax)                            Baa     11/00 at 102       35,797,916
 13,000,000         City and County of Denver, Colorado, Airport System Revenue Bonds,
                     Series 1991A, 8.750%, 11/15/23 (Alternative Minimum Tax)               Baa     11/01 at 102       15,391,740

  PRINCIPAL                                                                                 RAT-      OPT. CALL          MARKET
     AMOUNT         DESCRIPTION                                                            INGS*      PROVISIONS**       VALUE

                    COLORADO (CONTINUED)
                    City and County of Denver, Colorado, Airport System Revenue Bonds,
                     Series 1991D:
$ 7,500,000          7.750%, 11/15/21 (Alternative Minimum Tax)                             Baa     11/01 at 102    $   8,311,050
 48,680,000          7.000%, 11/15/25 (Alternative Minimum Tax)                             Baa     11/01 at 100       51,123,736
                    City and County of Denver, Colorado, Airport System Revenue Bonds,
                     Series 1992B:
  3,680,000          7.000%, 11/15/03 (Alternative Minimum Tax)                             Baa     11/02 at 102        4,005,165
 10,415,000          7.250%, 11/15/23 (Alternative Minimum Tax)                             Baa     11/02 at 102       11,225,495
                    City and County of Denver, Colorado, Airport System Revenue Bonds,
                     Series 1992C:
  5,600,000          6.750%, 11/15/13 (Alternative Minimum Tax)                             Baa     11/02 at 102        5,837,440
 35,805,000          6.750%, 11/15/22 (Alternative Minimum Tax)                             Baa     11/02 at 102       37,138,736
---------------------------------------------------------------------------------------------------------------------------------
                    CONNECTICUT - 0.9%
 10,200,000         Connecticut Housing Finance Authority Housing Mortgage Finance
                     Program Bonds, 1995 Series E, Subseries E-2, 6.500%, 5/15/20
                     (Alternative Minimum Tax)                                               Aa      5/05 at 102       10,521,402
  7,900,000         Connecticut Housing Finance Authority, Housing Mortgage Finance
                     Program Bonds, 1996 Series D, Subseries D-2, 6.200%, 11/15/27
                     (Alternative Minimum Tax)                                               Aa      5/06 at 102        7,977,499
---------------------------------------------------------------------------------------------------------------------------------
                    FLORIDA - 3.5%
  3,765,000         Florida Community Services Corp. of Walton County, First Mortgage
                     Utilities Revenue Bonds, Series 1988 (South Walton County, Florida,
                     Regional Utilities System Project), 9.000%, 3/01/18 (Pre-refunded
                     to 3/01/98)                                                            N/R      3/98 at 103        4,109,686
  7,000,000         Dade County Health Facilities Authority (Florida), Hospital Revenue
                     Bonds, Series 1987 (Mount Sinai Medical Center Project),
                     8.400%, 12/01/17 (Pre-refunded to 12/01/97)                            Aaa     12/97 at 102        7,471,800
                    Escambia County Health Facilities Authority, Health Facilities
                     Revenue Refunding Bonds (Baptist Hospital, Inc.), Series 1988 A:
  3,540,000          8.600%, 10/01/02                                                      BBB+     10/98 at 102        3,820,510
 10,000,000          8.700%, 10/01/14                                                      BBB+     10/98 at 102       10,847,200
  5,000,000         Orlando (Florida) Utilities Commission Water and Electric
                     Subordinated Revenue Bonds, Series 1992A, 5.500%, 10/01/27              Aa     10/02 at 100        4,837,550
 25,330,000         Palm Beach County Health Facilities Authority, Hospital Revenue
                     Refunding Bonds, Series 1988 (JFKMedical Center, Inc. Project),
                     8.875%, 12/01/18 (Pre-refunded to 12/01/98)                            N/R     12/98 at 102       28,036,004
  8,510,000         Santa Rosa County Health Facilities Authority, Health Facilities
                     Revenue Refunding Bonds (Gulf Breeze Hospital, Inc.), Series 1988,
                     8.700%, 10/01/14 (Pre-refunded to 10/01/98)                            AAA     10/98 at 102        9,387,636
---------------------------------------------------------------------------------------------------------------------------------
                    GEORGIA - 1.0%
 19,070,000         Municipal Electric Authority of Georgia, Power Revenue Bonds,
                     Series L, 7.750%, 1/01/18 (Pre-refunded to 1/01/97)                    Aaa      1/97 at 102       19,578,216
---------------------------------------------------------------------------------------------------------------------------------
                    ILLINOIS - 8.0%
  6,045,000         Illinois Development Finance Authority, Industrial Development
                     Revenue Bonds, Series 1992 (Plano Molding Company Project),
                     7.750%, 6/01/12 (Alternative Minimum Tax)                              N/R      6/02 at 102        6,251,074
  3,000,000         Illinois Development Finance Authority, Pollution Control Revenue
                     Refunding Bonds, Series 1994 (Commonwealth Edison Company
                     Project), 5.850%, 1/15/14                                              BBB     No Opt. Call        2,875,800
  5,270,000         Illinois Development Finance Authority (The Presbyterian Home Lake
                     Forest Place Project), Revenue Bonds, Series 1996 B, 6.400%, 9/01/31   AA-      9/06 at 102        5,430,472
 11,000,000         Illinois Educational Facilities Authority, Revenue Bonds, Chicago
                     College of Osteopathic Medicine, Series 1988, 8.500%, 7/01/08
                     (Pre-refunded to 7/01/98)                                             BBB+      7/98 at 102       11,957,770

  PRINCIPAL                                                                                 RAT-      OPT. CALL         MARKET
     AMOUNT         DESCRIPTION                                                            INGS*      PROVISIONS**       VALUE
                    ILLINOIS (CONTINUED)
                    Illinois Health Facilities Authority, Revenue and Revenue Refunding
                     Bonds, Series 1990C (Hinsdale Hospital):
$ 8,735,000          9.500%, 11/15/19 (Pre-refunded to 11/15/00)                            AAA     11/00 at 102   $   10,470,120
  1,335,000          9.500%, 11/15/19                                                      Baa1     11/00 at 102        1,522,821
  5,500,000         Illinois Health Facilities Authority, Revenue Bonds, Series 1992
                     (South Suburban Hospital), 7.000%, 2/15/18                               A      2/02 at 102        5,841,880
  7,000,000         Illinois Health Facilities Authority, Revenue Bonds, Series 1993
                     (Swedish American Hospital), 5.375%, 11/15/23                          Aaa     11/03 at 102        6,546,470
 14,000,000         Illinois Health Facilities Authority Revenue Refunding Bonds,
                     Series 1993 (Illinois Masonic Medical Center), 5.500%, 10/01/19          A     10/03 at 102       13,125,280
 14,300,000         Illinois Health Facilities Authority, Revenue Bonds, Series 1993
                     (Rush-Presbyterian-St. Luke's Medical Center Obligated Group),
                     5.250%, 11/15/20                                                       Aaa     11/03 at 102       13,191,035
 15,000,000         State of Illinois, Build Illinois Bonds (Sales Tax Revenue
                     Refunding Bonds), Series Q, 5.500%, 6/15/20                            AAA      6/02 at 101       14,414,700
  5,000,000         City of Chicago, General Obligation Bonds, Project Series A of
                     1992, 6.250%, 1/01/12                                                  Aaa      1/02 at 102        5,263,000
  1,125,000         Metropolitan Water Reclamation District of Greater Chicago, General
                     Obligation Capital Improvement Bonds, Series of June, 1991,
                     7.000%, 1/01/11                                                         Aa     No Opt. Call        1,305,788
 12,535,000         City of Chicago, Chicago-O'Hare International Airport, General
                     Airport Revenue Bonds, 1988 Series A, 8.000%, 1/01/08
                     (Alternative Minimum Tax)                                               A1      1/97 at 102       12,860,534
 17,500,000         Public Building Commission of Chicago (Illinois), Building Revenue
                     Bonds, Series A of 1993 (Board of Education of the City of
                     Chicago), 5.750%, 12/01/18                                             Aaa     12/03 at 102       17,166,625
  5,000,000         City of Chicago, Illinois, Tax Increment Allocation Revenue Bonds
                     (Stockyards Southeast Quadrant Industrial Redevelopment Project),
                     Series 1994 B, 9.250%, 1/01/14                                         N/R     No Opt. Call        5,524,750
  9,760,000         City of Chicago, Illinois, Tax Increment Allocation Bonds
                     (Stockyards Industrial - Commercial Redemption Project), Series
                     1991, 9.000%, 1/01/11 (Pre-refunded to 1/01/01)                        N/R      1/01 at 102       10,965,848
 11,500,000         Regional Transportation Authority, Cook, DuPage, Kane, Lake,
                     McHenry and Will Counties (Illinois), General Obligation Bonds,
                     Series 1994A, 6.250%, 6/01/24                                          Aaa      6/04 at 102       12,000,250
  1,755,000         Tri-City Regional Port District, Port and Terminal Facilities
                     Revenue Bonds, Series 1988, 9.650%, 7/01/07 (Alternative
                     Minimum Tax)                                                           N/R      7/98 at 102        1,927,218
---------------------------------------------------------------------------------------------------------------------------------
                    INDIANA - 3.0%
 10,000,000         Indiana Municipal Power Agency, Power Supply System Refunding
                     Revenue Bonds, 1986 Series A, 5.750%, 1/01/18                          Aaa      1/97 at 100        9,836,900
  5,000,000         Indiana State Office Building Commission, Capital Complex Revenue
                     Bonds, Series 1987 (State Office Building II Facility), 8.750%,
                     7/01/12 (Pre-refunded to 7/01/97)                                      Aaa      7/97 at 102        5,260,850
  4,500,000         Indianapolis Airport Authority, Special Facilities Revenue Bonds,
                     Series 1994 (Federal Express Corporation Project), 7.100%,
                     1/15/17 (Alternative Minimum Tax)                                      BBB      7/04 at 102        4,818,600
                    Penn-Harris-Madison School Corporation, St. Joseph County, Indiana,
                     Participation Certificates, Series 1987:
 10,570,000          7.900%, 6/15/03 (Pre-refunded to 6/15/97)                              AAA      6/97 at 102       11,047,447
 15,755,000          8.400%, 6/15/08 (Pre-refunded to 6/15/97)                              AAA      6/97 at 102       16,513,446
  9,155,000         City of South Bend, Indiana, Multifamily Housing Revenue Refunding
                     Bonds (The Pointe at St. Joseph Project), Issue of 1994, Series A,
                     7.500%, 12/15/18                                                       N/R     12/03 at 100        8,819,927
    500,000         City of South Bend, Indiana, Multifamily Housing Revenue Refunding
                     Bonds (The Pointe at St. Joseph Project), Issue of 1994, Series B,
                     7.750%, 12/15/18 (Alternative Minimum Tax)                             N/R     12/03 at 100          484,545


  PRINCIPAL                                                                                 RAT-      OPT. CALL          MARKET
     AMOUNT          DESCRIPTION                                                            INGS*     PROVISIONS**       VALUE

                    INDIANA (CONTINUED)
$ 3,168,570         City of South Bend, Indiana, Multifamily Housing Revenue Refunding
                     Bonds (The Pointe at St. Joseph Project), Issue of 1994, Series C,
                     3.850%, 12/15/18                                                       N/R     12/03 at 100    $   1,897,878
---------------------------------------------------------------------------------------------------------------------------------
                    IOWA - 0.5%
 96,975,000         Iowa Housing Finance Authority, Single Family Housing Bonds, 1984
                     Issue A, 0.000%, 9/01/16                                               Aaa     No Opt. Call       10,817,561
---------------------------------------------------------------------------------------------------------------------------------
                    KANSAS - 0.4%
  6,650,000         City of Newton, Kansas, Hospital Revenue Bonds (Newton Healthcare
                     Corporation), Series 1994A, 7.750%, 11/15/24                          BBB-     11/04 at 102        7,116,431
---------------------------------------------------------------------------------------------------------------------------------
                    KENTUCKY - 0.7%
 12,500,000         County of Carroll, Kentucky, Collateralized Pollution Control
                     Revenue Bonds (Kentucky Utilities Company Project), 1992
                     Series A, 7.450%, 9/15/16                                              Aa2      9/02 at 102       14,279,375
---------------------------------------------------------------------------------------------------------------------------------
                    LOUISIANA - 1.4%
 22,865,000         Louisiana Public Facilities Authority, Hospital Revenue Refunding
                     Bonds (Southern Baptist Hospitals, Inc. Project), Series 1986,
                     8.000%, 5/15/12                                                        AAA     No Opt. Call       26,899,072
---------------------------------------------------------------------------------------------------------------------------------
                    MAINE - 2.0%
 14,365,000         Maine State Housing Authority, Mortgage Purchase Bonds, 1994 Series
                     A, 5.550%, 11/15/14                                                    AA-      2/04 at 102       13,872,711
 25,000,000         Maine State Housing Authority, Mortgage Purchase Bonds, 1995 Series
                     A-2, 6.650%, 11/15/25 (Alternative Minimum Tax)                        AA-      5/05 at 102       25,762,750
---------------------------------------------------------------------------------------------------------------------------------
                    MASSACHUSETTS - 8.5%
                    Massachusetts Housing Finance Agency, Insured Rental Housing Bonds,
                     1994 Series A:
  7,000,000          6.650%, 7/01/19 (Alternative Minimum Tax)                              Aaa      7/04 at 102        7,266,910
  6,050,000          6.750%, 7/01/28 (Alternative Minimum Tax)                              Aaa      7/04 at 102        6,293,029
  5,000,000         Massachusetts Industrial Finance Agency, Resource Recovery Revenue
                     Bonds (SEMASS Project), Series 1991A, 9.000%, 7/01/15                  N/R      7/01 at 103        5,573,950
                    Massachusetts Municipal Wholesale Electric Company, Power Supply
                     System Revenue Bonds, 1987 Series A:
 28,900,000          8.750%, 7/01/18 (Pre-refunded to 7/01/97)                              Aaa      7/97 at 102       30,411,759
  1,610,000          8.750%, 7/01/18                                                       BBB+      7/97 at 102        1,876,124
                    Massachusetts Water Resources Authority, General Revenue Bonds,
                     1990 Series A:
 24,405,000          6.000%, 4/01/20                                                          A      4/00 at 100       24,474,310
 21,335,000          5.500%, 7/15/22                                                          A      7/02 at 100       20,607,477
 36,580,000         Massachusetts Water Resources Authority, General Revenue Refunding
                     Bonds, 1992 Series B, 5.500%, 11/01/15                                   A     11/02 at 102       35,841,450
                    Massachusetts Housing Finance Agency, Multi-Family Residential
                     Housing Revenue Bonds, 1988 Series A:
  6,000,000          8.750%, 8/01/08 (Alternative Minimum Tax)                               A+      2/98 at 102        6,300,420
 28,070,000          8.800%, 8/01/21 (Alternative Minimum Tax)                               A+      2/98 at 102       29,422,693
---------------------------------------------------------------------------------------------------------------------------------
                    MICHIGAN - 3.6%
  7,000,000         Michigan State Hospital Finance Authority, Hospital Revenue Bonds
                     (The Detroit Medical Center Obligated Group), Series 1991A,
                     7.500%, 8/15/11                                                          A      8/01 at 102        7,675,570
  7,000,000         Michigan State Housing Development Authority, Rental Housing
                     Revenue Bonds, 1993 Series A, 5.875%, 10/01/17                         Aaa      4/03 at 102        7,043,400
 15,750,000         Michigan State Housing Development Authority, Rental Housing
                     Revenue Bonds, 1995 Series B, 6.150%, 10/01/15                         Aaa      6/05 at 102       16,142,963


  PRINCIPAL                                                                                RAT-      OPT. CALL         MARKET
     AMOUNT          DESCRIPTION                                                           INGS*     PROVISIONS**      VALUE

                    MICHIGAN (CONTINUED)
$25,000,000         Michigan Strategic Fund, Limited Obligation Refunding Revenue Bonds
                     (The Detroit Edison Company Pollution Control Bonds Project),
                     Collateralized Series 1995AA, 6.400%, 9/01/25                          Aaa      9/05 at 102    $  26,911,000
  3,790,000         City of Adrian Hospital Finance Authority, Hospital Revenue Bonds
                     (Emma L. Bixby Medical Center), Series 1989A, 8.500%, 7/01/09          N/R      7/00 at 102        4,057,877
  6,000,000         The Economic Development Corporation of the City of Dearborn
                     (Michigan), Hospital Revenue Refunding Bonds (Oakwood Obligated
                     Group), Series 1994A, 5.250%, 8/15/21                                  Aaa      8/04 at 102        5,616,960
  4,000,000         County of Grand Traverse (Michigan), Hospital Finance Authority,
                     Hospital Revenue Refunding Bonds (Munson Healthcare Obligated
                     Group), Series 1992A, 6.250%, 7/01/12                                  Aaa      7/02 at 102        4,209,520
---------------------------------------------------------------------------------------------------------------------------------
                    MINNESOTA - 0.9%
  8,860,000         Minnesota Housing Finance Agency, Rental Housing Bonds, 1995 Series
                     D (Non-AMT), 5.900%, 8/01/15                                           Aaa      2/05 at 102        8,988,381
  2,000,000         City of Duluth, Hospital Facilities Revenue Bonds (St. Luke's
                     Hospital of Duluth Project), Series 1988, 9.000%, 5/01/18
                     (Pre-refunded to 5/01/98)                                              AAA      5/98 at 102        2,179,540
  6,000,000         The Housing and Redevelopment Authority of the City of Saint Paul,
                     Hospital Facility Revenue Bonds (HealthEast Project), Series 1987,
                     9.750%, 11/01/17                                                       Baa     11/97 at 102        6,352,980
---------------------------------------------------------------------------------------------------------------------------------
                    MISSISSIPPI - 0.6%
 13,000,000         Mississippi Hospital Equipment and Facilities Authority, Revenue
                     Refunding and Improvement Bonds (North Mississippi Health Services),
                     1993 Series 1, 5.750%, 5/15/16                                         Aaa      5/03 at 102       12,797,460
---------------------------------------------------------------------------------------------------------------------------------
                    MONTANA - 0.3%
  6,360,000         City of Billings, Tax Increment Urban Renewal Bonds, Series 1987A,
                     9.375%, 3/01/08 (Pre-refunded to 3/01/98)                              Aaa      3/98 at 100        6,798,140
---------------------------------------------------------------------------------------------------------------------------------
                    NEBRASKA - 0.4%
  7,660,000         Consumers Public Power District, Nebraska, Nuclear Facility Revenue
                     Bonds, 1968 Series, 5.100%, 1/01/03                                     A1      7/97 at 100        7,669,039
---------------------------------------------------------------------------------------------------------------------------------
                    NEVADA - 0.2%
  4,000,000         Clark County, Airport System Improvement Revenue Bonds, Series
                     March 1, 1988, 8.250%, 7/01/15 (Alternative Minimum Tax)                A1      7/98 at 102        4,289,680
---------------------------------------------------------------------------------------------------------------------------------
                    NEW HAMPSHIRE - 1.4%
 24,625,000         Business Finance Authority of the State of New Hampshire, Pollution
                     Control Refunding Revenue Bonds (The United Illuminating Company
                     Project-1993 Series A), 5.875%, 10/01/33                              BBB-     10/03 at 102       22,931,785
  5,070,000         The Industrial Development Authority of the State of New Hampshire,
                     Pollution Control Revenue Bonds (The United Illuminating Company
                     Project-1989 Series A), 8.000%, 12/01/14 (Alternative Minimum Tax)    BBB-     12/99 at 103        5,406,040
---------------------------------------------------------------------------------------------------------------------------------
                    NEW YORK - 2.1%
  1,250,000         Metropolitan Transportation Authority (New York), Commuter
                     Facilities 1987 Service Contract Bonds, Series 3, 7.500%,
                     7/01/16 (Pre-refunded to 7/01/00)                                      Aaa      7/00 at 102        1,402,688
  5,000,000         The City of New York, General Obligation Bonds, Fiscal 1994
                     Series D, 5.750%, 8/15/10                                             Baa1      8/03 at 102        4,860,550
  9,000,000         The City of New York, General Obligation Bonds, Fiscal 1996
                     Series G, 5.750%, 2/01/14                                             Baa1      2/06 at 101 1/2    8,610,300
 11,780,000         New York City, New York, Municipal Water Finance Authority,
                     Water and Sewer System Revenue Bonds, Fiscal 1988 Series A,
                     9.000%, 6/15/17 (Pre-refunded to 6/15/97)                              Aaa      6/97 at 102       12,390,675
 15,000,000         New York City Municipal Water Finance Authority, Water and Sewer
                     System Revenue Bonds, Fiscal 1996 Series B, 5.750%, 6/15/26            Aaa      6/06 at 101       14,988,300

  PRINCIPAL                                                                                 RAT-         OPT. CALL       MARKET
     AMOUNT         DESCRIPTION                                                            INGS*      PROVISIONS**        VALUE

                    NORTH CAROLINA - 4.3%
                    North Carolina Eastern Municipal Power Agency, Power System Revenue
                     Bonds, Refunding Series 1987A:
$16,730,000          7.500%, 1/01/15 (Pre-refunded to 1/01/97)                              Aaa      1/97 at 102    $  17,167,824
 39,595,000          7.250%, 1/01/21                                                       Baa1      1/97 at 102       40,448,272
 11,960,000         North Carolina Municipal Power Agency Number 1, Catawba Electric
                     Revenue Bonds, Series 1985B, 6.000%, 1/01/20                             A      1/97 at 100       11,906,898
 10,900,000         North Carolina Municipal Power Agency Number 1, Catawba Electric
                     Revenue Bonds, Series 1992, 5.750%, 1/01/15                              A      1/03 at 100       10,629,353
  6,100,000         City of Charlotte, North Carolina, Refunding Certificates of
                     Participation (Convention Facility Project), Series 1993C,
                     5.250%, 12/01/20                                                       Aaa     12/03 at 102        5,769,197
---------------------------------------------------------------------------------------------------------------------------------
                    OHIO - 1.5%
 11,825,000         City of Cleveland, Ohio, Public Power System Improvement First
                     Mortgage Revenue Bonds, Series 1987, 8.375%, 8/01/17 (Pre-refunded
                     to 8/01/97)                                                            Aaa      8/97 at 102       12,456,100
                    Kensington Housing Development Corporation, Multifamily Housing
                     Revenue Bonds - Series 1989 (GNMA Collateralized -
                     Kensington Apartments Project):
  1,590,000          8.000%, 12/20/08 (Alternative Minimum Tax)                             AAA     12/98 at 103        1,702,699
  6,365,000          8.125%, 12/20/31 (Alternative Minimum Tax)                             AAA     12/98 at 103        6,756,320
  8,915,000         County of Trumbull, Ohio, Hospital Refunding Revenue Bonds, Series
                     1987 (St. Joseph Riverside Hospital Project), 7.750%, 11/01/13
                     (Pre-refunded to 11/01/97)                                             AAA     11/97 at 102        9,427,256
---------------------------------------------------------------------------------------------------------------------------------
                    OKLAHOMA - 0.7%
 10,250,000         The Comanche County Hospital Authority (Lawton, Oklahoma),
                     Certificates of Participation, Series 1990, 9.000%, 7/01/21
                     (Pre-refunded to 1/01/00)                                              AAA      1/00 at 102       11,811,793
  2,350,000         Midwest City Memorial Hospital Authority (Midwest City, Oklahoma),
                     Hospital Revenue Bonds, Series 1992, 7.375%, 4/01/22 (Pre-refunded
                     to 4/01/02)                                                           BBB+      4/02 at 102        2,662,809
---------------------------------------------------------------------------------------------------------------------------------
                    PENNSYLVANIA - 3.1%
  5,955,000         Pennsylvania Convention Center Authority, Refunding Revenue Bonds,
                     1994 Series A, 6.750%, 9/01/19                                         Baa      9/04 at 102        6,417,823
  9,000,000         Pennsylvania Housing Finance Agency Single Family Mortgage Revenue
                     Bonds, Series 1996-51, 6.375%, 4/01/28 (Alternative Minimum Tax)       AA+      4/06 at 102        9,200,790
 18,850,000         Pennsylvania Intergovernmental Cooperation Authority, Special Tax
                     Revenue Refunding Bonds (City of Philadelphia Funding Program),
                     Series of 1993A, 5.000%, 6/15/22                                       Aaa      6/03 at 100       16,977,064
                    Greater Johnstown Water Authority, Water Revenue Bonds, Refunding
                     Series C:
  2,000,000          8.800%, 1/01/08 (Pre-refunded to 1/01/98)                              N/R      1/98 at 100        2,108,280
  2,500,000          8.750%, 1/01/12 (Pre-refunded to 1/01/98)                              N/R      1/98 at 100        2,633,950
 24,500,000         City of Philadelphia, Pennsylvania, Water and Wastewater
                     Revenue Bonds, Series 1993, 5.500%, 6/15/14                            Aaa      6/03 at 102       24,199,140
---------------------------------------------------------------------------------------------------------------------------------
                    SOUTH CAROLINA - 3.4%
 13,000,000         Piedmont Municipal Power Agency, Electric Revenue Bonds, 1986
                     Refunding Series, 5.000%, 1/01/25                                      Baa1     1/97 at 100       11,171,550
 55,195,000         Piedmont Municipal Power Agency, South Carolina, Electric Revenue
                     Bonds, 1986 Refunding Series A, 7.250%, 1/01/22                        Baa1     1/97 at 101 1/2   56,334,225
---------------------------------------------------------------------------------------------------------------------------------
                    TEXAS - 12.1%
 11,300,000         Alliance Airport Authority, Inc., Special Facilities Revenue
                     Bonds, Series 1990 (American Airlines, Inc. Project), 7.500%,
                     12/01/29 (Alternative Minimum Tax)                                     Baa2    12/00 at 102       12,044,444
 12,525,000         City of Austin, Texas, Combined Utility Systems Revenue Bonds,
                     Series 1986A, 8.000%, 11/15/16 (Pre-refunded to 5/15/01)                Aaa    5/01 at 100        14,314,572


  PRINCIPAL                                                                                RAT-          OPT. CALL      MARKET
     AMOUNT          DESCRIPTION                                                           INGS*      PROVISIONS**       VALUE

                    TEXAS (CONTINUED)
$24,265,000         City of Austin, Texas, Combined Utility Systems Revenue Refunding
                     Bonds, Series 1992A, 12.500%, 11/15/07                                 Aaa      No Opt. Call   $  39,292,315
 13,670,000         City of Austin, Texas, Combined Utility Systems Revenue Refunding
                     Bonds, Series 1986, 6.000%, 5/15/15                                      A      5/97 at 100       13,669,863
    635,000         Bexar County Housing Finance Corporation, Texas, Single Family
                     Mortgage Revenue Bonds, Series 1984, 10.875%, 3/01/10                    A      3/97 at 101          646,036
 10,105,000         Brazos River Authority (Texas), Collateralized Pollution Control
                     Revenue Bonds (Texas Utilities Electric Company Project),
                     Series 1988A, 9.250%, 3/01/18 (Alternative Minimum Tax)               BBB+      3/98 at 102       10,850,547
  4,000,000         Brazos River Authority (Texas), Collateralized Revenue Refunding
                     Bonds (Houston Lighting & Power Company Project), Series 1988A,
                     8.250%, 5/01/19                                                         A2      5/98 at 102        4,269,240
  5,940,000         Corpus Christi Housing Finance Corporation, Single Family Mortgage
                     Senior Revenue Refunding Bonds, Series 1991A, 7.700%, 7/01/11          Aaa      7/01 at 103        6,376,590
                    Harris County, Texas, Toll Road Senior Lien Revenue Refunding Bonds,
                     Series 1987:

  2,210,000          8.625%, 8/15/07 (Pre-refunded to 8/15/97)                              AAA      8/97 at 103        2,357,274
 13,785,000          8.700%, 8/15/17 (Pre-refunded to 8/15/97)                              AAA      8/97 at 103       14,711,352
                    Harris County, Texas, Toll Road Senior Lien Revenue Bonds,
                     Series 1985-B:
  2,800,000          8.625%, 8/15/07 (Pre-refunded to 8/15/97)                              AAA      8/97 at 103        2,986,592
  3,500,000          8.700%, 8/15/17 (Pre-refunded to 8/15/97)                              AAA      8/97 at 103        3,735,200
  6,550,000         Harris County, Texas, Toll Road Senior Lien Revenue Bonds, Series

                     1985-A, 7.400%, 8/15/17 (Pre-refunded to 2/15/97)                      AAA      2/97 at 103        6,814,882
 28,845,000         City of Houston, Texas, Water and Sewer System Prior Lien Revenue

                     Bonds, Series 1987, 8.125%, 12/01/17 (Pre-refunded to 12/01/97)        Aaa     12/97 at 102       30,707,233
  5,025,000         City of Houston, Texas, Water System Prior Lien Revenue Bonds,
                     Series 1986, 8.200%, 12/01/16 (Pre-refunded to 12/01/96)               Aaa     12/96 at 102        5,143,942
 16,625,000         Matagorda County Navigation District Number One (Texas),
                     Collateralized Revenue Refunding Bonds (Houston Lighting &
                     Power Company Project), Series 1995, 5.800%, 10/15/15                  Aaa     10/00 at 102       16,736,554
  7,000,000         City of San Antonio, Texas, Electric and Gas Systems Revenue
                     Refunding Bonds, New Series 1991-B, 5.000%, 2/01/16                    Aa1      2/01 at 100        6,434,960
 19,890,000         The Southeast Texas Housing Finance Corporation, Single Family
                     Mortgage Revenue Bonds, 1983 Series A, 0.000%, 11/01/14                  A     No Opt. Call        3,239,882
                    City of Texarkana, Texas, Health Facilities Development Corporation,
                     Hospital Revenue Refunding and Improvement Bonds (Wadley Regional
                     Medical Center Project), Series 1987:
  4,110,000          8.400%, 10/01/03                                                        A-     10/97 at 102        4,288,127
 16,030,000          8.500%, 10/01/12                                                        A-     10/97 at 102       16,791,265
  9,200,000         Travis County Health Facilities Development Corporation, Insured
                     Hospital Revenue Bonds (St. David's Community Hospital Project),
                     Series 1987A, 8.375%, 11/01/17                                         Aaa     11/97 at 102        9,761,476
  3,240,000         Weslaco Health Facilities Development Corporation, Hospital Revenue
                     Bonds (Knapp Medical Center Project), Series 1987A, 10.300%, 6/01/08
                     (Pre-refunded to 6/01/98)                                              AAA      6/98 at 101        3,536,525
                    Weslaco Health Facilities Development Corporation,
                     Hospital Revenue Bonds (Knapp Medical Center Project),
                     Series 1987B:
  1,305,000          10.300%, 6/01/08 (Pre-refunded to 6/01/98)                             AAA      6/98 at 101        1,424,434
  3,350,000          10.375%, 6/01/16 (Pre-refunded to 6/01/98)                             AAA      6/98 at 101        3,695,586
  5,750,000         Weslaco Health Facilities Development Corporation, Hospital
                     Revenue Bonds (Knapp Medical Center Project), Series 1994,
                     5.375%, 6/01/23                                                        AAA      1/04 at 102        5,416,788
---------------------------------------------------------------------------------------------------------------------------------
                    UTAH - 5.7%
  5,500,000         Intermountain Power Agency, Utah, Power Supply Revenue Refunding
                     Bonds, 1987 Series D, 8.625%, 7/01/21                                   Aa      7/97 at 102        5,765,760
  5,000,000         Intermountain Power Agency, Power Supply Revenue Refunding Bonds,
                     1989 Series B, 6.000%, 7/01/23                                          Aa      7/99 at 100        5,009,850

  PRINCIPAL                                                                                 RAT-         OPT. CALL       MARKET
     AMOUNT          DESCRIPTION                                                           INGS*      PROVISIONS**        VALUE

                    UTAH (CONTINUED)
$ 4,250,000         Intermountain Power Agency (Utah), Power Supply Revenue Refunding
                     Bonds, Series 1989 A, 6.000%, 7/01/23 (Pre-refunded to 7/01/99)         Aa      7/99 at 100    $   4,433,728
                    Intermountain Power Agency (Utah), Power Supply Revenue Refunding
                     Bonds, 1993 Series A:
 14,155,000          5.500%, 7/01/20                                                         Aa      7/03 at 102       13,497,076
 36,805,000          5.000%, 7/01/23                                                         Aa      7/03 at 100       32,716,701
  2,500,000         Intermountain Power Agency, Power Supply Revenue Refunding Bonds,
                     1993 Series C, 5.250%, 7/01/14                                          Aa     No Opt. Call        2,401,075
 10,215,000         Intermountain Power Agency, Power Supply Revenue Refunding Bonds,
                     1993 Series B, 5.250%, 7/01/17                                          Aa      7/03 at 102        9,595,256
 12,440,000         Intermountain Power Agency (Utah), Power Supply Revenue Bonds,
                     Series 1987B, 7.200%, 7/01/19                                           Aa      7/97 at 102       12,925,906
  5,405,000         Intermountain Power Agency (Utah), Power Supply Revenue Bonds,
                     1986 Series C, 5.750%, 7/01/20                                          Aa      1/97 at 100        5,305,170
 20,805,000         Intermountain Power Agency (Utah), Power Supply Revenue Bonds,
                     Series 1986B, 6.000%, 7/01/15                                           Aa      1/97 at 100       20,804,168
---------------------------------------------------------------------------------------------------------------------------------
                    VIRGINIA - 0.4%
  6,120,000         Commonwealth of Virginia, Transportation Revenue Refunding Bonds
                     (U.S. Route 58 Corridor Development Program), Series 1993A,
                     6.000%, 5/15/19                                                         Aa      5/98 at 102        6,172,754
  2,000,000         Virginia Housing Development Authority, Multi-Family Housing Bonds,
                     1987 Series B, 9.450%, 11/01/12                                        AA+      1/98 at 102        2,100,900
---------------------------------------------------------------------------------------------------------------------------------
                    WASHINGTON - 7.6%
  1,075,000         Washington Public Power Supply System, Nuclear Project No. 1
                     Revenue Bonds, 14.375%, 7/01/01                                        Aaa     No Opt. Call        1,358,854
  9,000,000         Washington Public Power Supply System, Nuclear Project No. 1
                     Refunding Revenue Bonds, Series 1993C, 5.400%, 7/01/12                 Aa1      7/03 at 102        8,309,790
  9,200,000         Washington Public Power Supply System, Nuclear Project No. 1
                     Refunding Revenue Bonds, Series 1993A, 5.700%, 7/01/17                 Aaa      7/03 at 102        9,051,144
  2,000,000         Washington Public Power Supply System, Nuclear Project No. 2
                     Revenue Bonds, Series 1973, 5.700%, 7/01/12                            Aa1      1/97 at 101        2,001,240
 11,390,000         Washington Public Power Supply System, Nuclear Project No 2
                     Refunding Revenue Bonds, Series 1993A, 5.750%, 7/01/12                 Aa1      7/03 at 102       11,255,940
 17,500,000         Washington Public Power Supply System, Nuclear Project No. 2
                     Refunding Revenue Bonds, Series 1994A, 5.375%, 7/01/10                 Aa1      7/04 at 102       16,843,050
                    Washington Public Power Supply System, Nuclear Project No. 3
                     Refunding Revenue Bonds, Series 1993C:
 55,000,000          5.400%, 7/01/12                                                        Aa1      7/03 at 102       50,782,050
  9,500,000          5.375%, 7/01/15                                                        Aa1      7/03 at 102        8,934,275
 20,975,000         Washington Public Power Supply System, Nuclear Project No. 3,
                     Refunding Revenue Bonds, Series 1991A, 6.500%, 7/01/18                 Aa1      7/01 at 102       21,828,052
                    Washington Public Power Supply System, Nuclear Project No. 3
                     Refunding Revenue Bonds, Series 1993B:
 11,510,000          5.625%, 7/01/12                                                        Aa1      7/03 at 102       11,228,350
  8,000,000          5.600%, 7/01/17                                                        Aaa      7/03 at 102        7,728,720
  2,000,000         Washington Public Power Supply System, Nuclear Project No. 3
                     Refunding Revenue Bonds, Series 1989B, 7.250%, 7/01/15
                     (Pre-refunded to 1/01/00)                                              Aaa      1/00 at 102        2,203,580
---------------------------------------------------------------------------------------------------------------------------------
                    WISCONSIN - 2.4%
 20,085,000         The Wisconsin Public Power Incorporated System, Power Supply
                     System Revenue Bonds, Series 1993 A, 5.250%, 7/01/21                   Aaa      7/03 at 102       18,906,813
 16,875,000         Wisconsin Health and Educational Facilities Authority, Revenue
                     Bonds(Sisters of the Sorrowful Mother - Ministry Corporation),
                     Series 1993D, 5.500%, 8/15/19                                          Aaa      8/03 at 102       16,104,487
 11,325,000         Wisconsin Housing and Economic Development Authority,
                     Homeownership Revenue Bonds, 1994 Series B, 6.750%, 9/01/25
                     (Alternative Minimum Tax)                                               Aa      3/04 at 102       11,735,757


  PRINCIPAL                                                                                 RAT-         OPT. CALL      MARKET
     AMOUNT          DESCRIPTION                                                           INGS*      PROVISIONS**       VALUE

                    WYOMING - 0.1%
$ 1,500,000         City of Green River, Wyoming - City of Rock Springs, Wyoming -
                     Sweetwater County, State of Wyoming, Joint Powers Water Board,
                     Revenue Bonds, Series 1988A, 8.500%, 12/01/07 (Pre-refunded
                     to 6/01/98)                                                            Baa      6/98 at 101    $   1,612,094
---------------------------------------------------------------------------------------------------------------------------------
$2,028,338,570      Total Investments - (cost $1,825,386,708) - 98.2%                                               1,948,239,089
==============-------------------------------------------------------------------------------------------------------------------
                    TEMPORARY INVESTMENTS IN SHORT-TERM
                    MUNICIPAL SECURITIES - 0.1%
$   2,500,000       Guadalupe-Blanco River Authority (Texas), Pollution Control Revenue
=============        Refunding Bonds (Central Power and Light Company Project), Series
                     1995, Variable Rate Demand Bonds, 3.600%, 11/01/15+                   VMIG-1                       2,500,000
---------------------------------------------------------------------------------------------------------------------------------
                    Other Assets Less Liabilities - 1.7                                                                33,887,469
---------------------------------------------------------------------------------------------------------------------------------
                    Net Assets - 100%                                                                              $1,984,626,558
=================================================================================================================================


                                                                                      NUMBER OF     MARKET        MARKET
                            STANDARD & POOR'S                     MOODY'S            SECURITIES      VALUE       PERCENT
  SUMMARY OF                              AAA                         Aaa               64     $  726,352,260      37%
  RATINGS*                       AA+, AA, AA-           Aa1, Aa, Aa2, Aa3               37        416,330,448      22
  PORTFOLIO OF                             A+                          A1                6         76,017,968       4
  INVESTMENTS                            A,A-                   A, A2, A3               18        200,987,965      10
  (EXCLUDING                  BBB+, BBB, BBB-       Baa1, Baa, Baa2, Baa3               33        433,660,836      22
  TEMPORARY                         B+, B, B-               B1, B, B2, B3                1         12,498,625       1
  INVESTMENTS):                     Non-rated                   Non-rated               13         82,390,987       4
----------------------------------------------------------------------------------------------------------------------
  TOTAL                                                                                172     $1,948,239,089     100%
======================================================================================================================

* Ratings (not covered by the report of independent auditors): Using the higher of Standard & Poor's or Moody's rating.

N/R - Investment is not rated.

** Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

+ The security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.

See accompanying notes to financial statements.


PORTFOLIO OF INVESTMENTS
NUVEEN MUNICIPAL INCOME FUND, INC. (NMI)

PRINCIPAL                                                                                     RAT-     OPT. CALL         MARKET
AMOUNT              DESCRIPTION                                                              INGS*    PROVISIONS**        VALUE

                    CALIFORNIA - 1.2%
$ 1,150,000         Foothill/Eastern Transportation Corridor Agency, Toll Road Revenue
                     Bonds, Series 1995A, 6.000%, 1/01/34                                    Baa      1/05 at 102     $ 1,130,565
---------------------------------------------------------------------------------------------------------------------------------
                    COLORADO - 5.3%
  1,305,000         City and County of Denver, Colorado, Airport System Revenue Bonds,
                     Series 1990A, 8.500%, 11/15/23 (Alternative Minimum Tax)                Baa     11/00 at 102       1,495,400
  1,065,000         City and County of Denver, Colorado, Airport System Revenue Bonds,
                     Series 1991A, 8.750%, 11/15/23 (Alternative Minimum Tax)                Baa     11/01 at 102       1,260,939
  2,000,000         City and County of Denver, Colorado, Airport System Revenue Bonds,
                     Series 1992B, 7.250%, 11/15/23 (Alternative Minimum Tax)                Baa     11/02 at 102       2,155,640
---------------------------------------------------------------------------------------------------------------------------------
                    CONNECTICUT - 5.6%
  2,500,000         State of Connecticut Health and Educational Facilities Authority,
                     Revenue Bonds, University of New Haven Issue, Series D, 6.700%,
                     7/01/26                                                                BBB-      7/06 at 102       2,517,400
  1,480,000         Capitol Region Education Council, Revenue Bonds, 6.750%, 10/15/15        BBB     10/05 at 102       1,529,106
  1,000,000         Housing Authority of the City of Willimantic, Multi-Family Housing
                     Revenue Bonds, Series 1995A, GNMA Collateralized Mortgage
                     Loan-Village Heights Apartments Project, 8.000%, 10/20/30               AAA     10/05 at 105       1,146,030
---------------------------------------------------------------------------------------------------------------------------------
                    DISTRICT OF COLUMBIA - 1.3%
  1,160,000         District of Columbia Housing Finance Agency, Collateralized Single
                     Family Mortgage Revenue Bonds, Series 1988A, 8.375%, 6/01/19
                     (Alternative Minimum Tax)                                               AAA      6/98 at 102       1,216,121
---------------------------------------------------------------------------------------------------------------------------------
                    FLORIDA - 8.6%
  1,000,000         Florida Community Services Corp., Suburban Utilities Revenue Bonds,
                     Series 1988 (City of Kissimee, Florida, Suburban Utilities System
                     Project), 8.625%, 10/01/03 (Pre-refunded to 10/01/98)                   N/R     10/98 at 102       1,101,000
    830,000         Florida Housing Finance Agency, GNMA Collateralized Home Ownership
                     Mortgage Revenue Bonds, 1988 Series G1 Bonds, 8.300%, 6/01/20
                     (Alternative Minimum Tax)                                               Aaa     12/98 at 103         866,105
  1,750,000         Dade County Industrial Development Authority, Industrial
                     Development Revenue Bonds, Series 1995 (Miami Cerebral Palsy
                     Residential Services, Inc. Project), 8.000%, 6/01/22                    N/R      6/05 at 102       1,754,480
    800,000         Gateway Centre Development District, Pinellas County, Florida,
                     Special Assessment Revenue Bonds, Series 1988, 9.125%, 1/01/09          N/R      1/98 at 103         850,144
  3,160,000         Greater Orlando Aviation Authority, Airport Facilities Revenue Bonds,
                     Series 1988 of the City of Orlando, Florida, 8.375%, 10/01/16
                     (Alternative Minimum Tax)                                                A1     10/98 at 102       3,418,678
---------------------------------------------------------------------------------------------------------------------------------
                    GEORGIA - 2.7%
  2,350,000         Development Authority of Burke County (Georgia), Pollution Control
                     Revenue Bonds (Georgia Power Company Plant Vogtle Project), Second
                     Series 1987, 9.375%, 12/01/17 (Alternative Minimum Tax)                  A1     12/97 at 102       2,505,030
---------------------------------------------------------------------------------------------------------------------------------
                    ILLINOIS - 8.9%
                    Illinois Health Facilities Authority, Revenue and Revenue Refunding
                     Bonds, Series 1990C (Hinsdale Hospital):
  1,010,000          9.500%, 11/15/19 (Pre-refunded to 11/15/00)                             AAA     11/00 at 102       1,210,626
    540,000          9.500%, 11/15/19                                                       Baa1     11/00 at 102         615,973
  2,000,000         Illinois Health Facilities Authority Revenue Refunding Bonds,
                     Series 1993 (Illinois Masonic Medical Center), 5.500%, 10/01/19           A     10/03 at 102       1,875,040
  3,000,000         Illinois Health Facilities Authority, Revenue Bonds, Series 1988
                     (Friendship Village of Schaumburg Project), 9.000%, 12/01/08
                     (Pre-refunded to 12/01/98)                                              AAA     12/98 at 102       3,327,180
  1,300,000         Illinois Health Facilities Authority, Revenue Bonds, Series 1993
                     (Northern Illinois Medical Center Project), McHenry, Illinois,
                     6.000%, 9/01/19                                                          A-      9/03 at 102       1,252,225


  PRINCIPAL                                                                                  RAT-         OPT. CALL      MARKET
     AMOUNT          DESCRIPTION                                                            INGS*      PROVISIONS**       VALUE

                    KENTUCKY - 3.6%
$ 1,235,000         Kenton County (Kentucky), Airport Board Greater Cincinnati
                     International Airport Revenue Bonds, Series 1988A, 8.250%, 3/01/15
                     (Alternative Minimum Tax)                                                 A      3/98 at 102     $ 1,310,212
  1,850,000         County of Muhlenberg, Kentucky, Hospital Revenue Refunding Bonds
                     (Muhlenberg Community Hospital Project), Series 1988,
                     9.500%, 8/01/10 (Pre-refunded to 8/01/98)                               N/R      8/98 at 102       2,045,564
---------------------------------------------------------------------------------------------------------------------------------
                    LOUISIANA - 4.0%
                    Louisiana Public Facilities Authority, Extended Care
                     Facilities Revenue Bonds (Comm-Care Corporation Project),
                     Series 1994:
    885,000          11.000%, 2/01/04                                                        BBB     No Opt. Call       1,084,205
  2,000,000          11.000%, 2/01/14                                                        BBB     No Opt. Call       2,686,980
---------------------------------------------------------------------------------------------------------------------------------
                    MARYLAND - 2.3%
  2,000,000         Anne Arundel County, Maryland, Multifamily Housing Revenue Bonds
                     (Twin Coves Apartments Project), Series 1994, 7.450%, 12/01/24
                     (Alternative Minimum Tax) (Mandatory put 12/01/03)                     BBB+     No Opt. Call       2,106,340
---------------------------------------------------------------------------------------------------------------------------------
                    MASSACHUSETTS - 4.1%
  3,000,000         Massachusetts Industrial Finance Agency, Resource Recovery Revenue
                     Bonds (SEMASS Project), Series 1991A, 9.000%, 7/01/15                   N/R      7/01 at 103       3,344,370
    400,000         Massachusetts Industrial Finance Agency, Resource Recovery Revenue
                     Bonds, SEMASS Project, Series 1991B, 9.250%, 7/01/15 (Alternative
                     Minimum Tax)                                                            N/R      7/01 at 103         447,296
---------------------------------------------------------------------------------------------------------------------------------
                    MONTANA - 1.6%
  1,500,000         Montana Health Facility Authority, Health Care Revenue Bonds, Series
                     1996 (Community Medical Center, Inc.), 6.375%, 6/01/18                 BBB-      6/06 at 102       1,502,325
---------------------------------------------------------------------------------------------------------------------------------
                    NEW HAMPSHIRE - 3.0%
  3,000,000         Business Finance Authority of the State of New Hampshire, Pollution
                     Control Refunding Revenue Bonds (The United Illuminating Company
                     Project-1993 Series A), 5.875%, 10/01/33                               BBB-     10/03 at 102       2,793,720
---------------------------------------------------------------------------------------------------------------------------------
                    NEW MEXICO - 2.8%
  2,490,000         City of Belen, New Mexico, Nursing Home Refunding Revenue Bonds
                     (Belen Health Care Ltd. Project), 10.250%, 10/01/13                     N/R     10/98 at 103       2,636,985
---------------------------------------------------------------------------------------------------------------------------------
                    NEW YORK - 10.4%
  3,000,000         New York State Medical Care Facilities Finance Agency, Hospital and
                     Nursing Home FHA-Insured Mortgage Revenue Bonds, 1987 Series A,
                     8.300%, 2/15/22 (Pre-refunded to 2/15/98)                               AAA      2/98 at 102       3,216,150
  2,500,000         New York State Medical Care Facilities Finance Agency, Brookdale
                     Hospital Medical Center Secured Hospital Revenue Bonds, 1995
                     Series A,
                     6.800%, 8/15/12                                                         Baa      2/05 at 102       2,616,400
  1,000,000         The City of New York, General Obligation Bonds, Fiscal 1996
                     Series G, 5.750%, 2/01/14                                               Baa1     2/06 at 101 1/2     956,700
                    The City of New York, General Obligation Bonds, Fiscal 1996
                     Series F:
    500,000          5.750%, 2/01/15                                                         Baa1     2/06 at 101 1/2     477,930
  1,400,000          5.750%, 2/01/19                                                         Baa1     2/06 at 101 1/2   1,325,156
  1,250,000         The City of New York, General Obligation Bonds, Fiscal 1997
                     Series D, Tax Exempt Bonds, 5.875%, 11/01/11                            Baa1    11/06 at 101 1/2   1,220,813
---------------------------------------------------------------------------------------------------------------------------------
                    NORTH CAROLINA - 2.0%
  1,775,000         North Carolina Eastern Municipal Power Agency, Power System Revenue
                     Bonds, Refunding Series 1988 A, 8.000%, 1/01/21 (Pre-refunded
                     to 1/01/98)                                                              Aaa     1/98 at 102       1,890,375


  PRINCIPAL                                                                                   RAT-        OPT. CALL     MARKET
     AMOUNT         DESCRIPTION                                                              INGS*     PROVISIONS**      VALUE

                    OHIO - 2.2%
$ 1,000,000         County of Franklin, Ohio, Health Care Facilities Revenue Bonds,
                     Series 1993 (Ohio Presbyterian Retirement Services), 6.500%, 7/01/23     N/R      7/03 at 102     $  948,840
  1,000,000         County of Franklin, Ohio, Hospital Facilities Mortgage Revenue Bonds,
                     1991 Series A (Ohio Presbyterian Retirement Services), 8.750%, 7/01/21   N/R      7/01 at103       1,067,850
---------------------------------------------------------------------------------------------------------------------------------
                    OKLAHOMA - 5.8%
  1,360,000         Oklahoma County Industrial Authority, Revenue Bonds, Oklahoma Blood
                     Institute Project, Series 1988, 9.000%, 7/01/03                           N/R     1/97 at 101      1,379,067
  3,585,000         The Comanche County Hospital Authority (Lawton, Oklahoma), Hospital
                     Revenue Bonds, Series 1989, 8.050%, 7/01/16 (Pre-refunded to 7/01/99)     AAA     7/99 at 102      3,986,412
---------------------------------------------------------------------------------------------------------------------------------
                    PENNSYLVANIA - 3.8%
  1,000,000         Pennsylvania Convention Center Authority, Refunding Revenue Bonds,
                     1994 Series A, 6.750%, 9/01/19                                            Baa      9/04 at 102     1,077,720
  2,300,000         County of Allegheny, Pennsylvania, Airport Revenue Bonds, Series
                     1988C (Greater Pittsburgh International Airport), 8.250%, 1/01/16
                     (Alternative Minimum Tax)                                                 Aaa      1/98 at 102     2,441,358
---------------------------------------------------------------------------------------------------------------------------------
                    RHODE ISLAND - 0.6%
    565,000         Rhode Island Housing and Mortgage Finance Corporation, Homeownership
                     Opportunity Bonds, 8.250%, 10/01/22 (Alternative Minimum Tax)             AA+     10/98 at 102       588,758
---------------------------------------------------------------------------------------------------------------------------------
                    SOUTH CAROLINA - 2.0%
  1,750,000         Charleston County, South Carolina, Resource Recovery Revenue Bonds
                     (Foster Wheeler Charleston Resource Recovery, Inc. Project), Series
                     1987 A, 9.250%, 1/01/10 (Alternative Minimum Tax)                           A      1/98 at 103     1,878,030
---------------------------------------------------------------------------------------------------------------------------------
                    TEXAS - 10.1%
  1,055,000         Alliance Airport Authority, Inc., Special Facilities Revenue Bonds,
                     Series 1990 (American Airlines, Inc. Project), 7.500%, 12/01/29
                     (Alternative Minimum Tax)                                                Baa2     12/00 at 102     1,124,503
  4,000,000         Brazos River Authority (Texas), Collateralized Pollution Control
                     Revenue Bonds (Houston Lighting & Power Company Project), Series
                     1986A, 7.875%, 11/01/18 (Alternative Minimum Tax)                          A2     11/98 at 100     4,087,920
  3,000,000         Harris County, Texas, Toll Road Multiple Mode Senior Lien Revenue
                     Bond, Series 1985-D, 8.300%, 8/15/17 (Pre-refunded to 8/15/98)            AAA      8/98 at 103     3,301,410
    910,000         Hildalgo County Housing Finance Corporation, Single Family Mortgage
                     Revenue Bonds (GNMA and FNMA Collateralized), Series 1994A,
                     7.000%, 10/01/27 (Alternative Minimum Tax)                                Aaa      4/04 at 102       936,444
---------------------------------------------------------------------------------------------------------------------------------
                    WASHINGTON - 4.3%
  1,240,000         Housing Authority of the City of Bellingham, Washington, Housing
                     Revenue Bonds, 1994 (Cascade Meadows Project), 7.100%, 11/01/23             A1    11/04 at 100     1,301,590
  2,500,000         Yakima-Tieton Irrigation District, Yakima County, Washington,
                     Refunding Revenue Bonds, 1988, 8.400%, 6/01/18 (Pre-refunded
                     to 6/01/98)                                                               Baa1     6/98 at 100     2,664,074
---------------------------------------------------------------------------------------------------------------------------------
$84,450,000         Total Investments - (cost $84,267,132) - 96.2%                                                     89,673,179
===========----------------------------------------------------------------------------------------------------------------------
                    TEMPORARY INVESTMENTS IN SHORT-TERM
                    MUNICIPAL SECURITIES - 0.8%
 $  700,000         Hospital Financing Authority, Revenue Bonds, Series 1991 (Georgia
===========          Pooled Hospital Loan Program), Variable Rate Demand Bonds,
                     3.650%, 3/01/01+                                                        VMIG-1                       700,000
---------------------------------------------------------------------------------------------------------------------------------
                    Other Assets Less Liabilities - 3.0%                                                                2,875,964
---------------------------------------------------------------------------------------------------------------------------------
                    Net Assets - 100%                                                                                 $93,249,143
=================================================================================================================================


                                                                                     NUMBER OF       MARKET        MARKET
                           STANDARD & POOR'S                     MOODY'S            SECURITIES        VALUE       PERCENT
  SUMMARY OF                              AAA                         Aaa               11        $23,538,211       26%
  RATINGS*                       AA+, AA, AA-           Aa1, Aa, Aa2, Aa3                1            588,758        1
  PORTFOLIO OF                             A+                          A1                3          7,225,298        8
  INVESTMENTS                            A,A-                   A, A2, A3                5         10,403,427       12
  (EXCLUDING                  BBB+, BBB, BBB-       Baa1, Baa, Baa2, Baa3               20         32,341,889       36
  TEMPORARY                         Non-rated                   Non-rated               10         15,575,596       17
  INVESTMENTS):
-----------------------------------------------------------------------------------------------------------------------
  TOTAL                                                                                 50        $89,673,179      100%
=======================================================================================================================

* Ratings (not covered by the report of independent auditors): Using the higher of Standard & Poor's or Moody's rating.

N/R - Investment is not rated.

** Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

+ The security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.

See accompanying notes to financial statements.


STATEMENT OF NET ASSETS

                                                                        NUV            NMI
   ASSETS

   Investments in municipal securities, at market
      value (note 1)                                             $1,948,239,089   $89,673,179
   Temporary investments in short-term municipal
      securities, at amortized cost (note 1)                          2,500,000       700,000
   Cash                                                                --              49,138
   Receivables:
      Interest                                                       43,799,440     2,010,226
      Investments sold                                                1,015,521     1,072,184
   Other assets                                                       1,056,545       366,977
                                                                  -------------    -----------
        Total assets                                              1,996,610,595    93,871,704
                                                                  -------------    -----------

   LIABILITIES
   Accrued expenses:
      Management fees (note 6)                                         971,271         50,898
      Other                                                          1,167,310         76,572
   Dividends payable                                                 9,845,456        495,091
                                                                  -------------    -----------
        Total liabilities                                            11,984,037       622,561
                                                                  -------------    -----------
   Net assets (note 7)                                           $1,984,626,558   $93,249,143
                                                                 ==============    ===========

   Shares outstanding                                               194,959,522     7,796,707
                                                                 ==============    ===========

   Net asset value per share outstanding (net assets
      divided by shares outstanding)                                    $ 10.18       $ 11.96
                                                                 ==============    ===========
   See accompanying notes to financial statements.


STATEMENT OF OPERATIONS
Year ended October 31, 1996

                                                                        NUV            NMI
   INVESTMENT INCOME

   Tax-exempt interest income (note 1)                            $132,360,275     $6,746,065
                                                                  ------------     ----------
   Expenses:
      Management fees (note 6)                                      11,636,371        601,518
      Shareholders' servicing agent fees and expenses                  798,308         40,595
      Custodian's fees and expenses                                    224,243         39,874
      Directors' fees and expenses (note 6)                             59,108          2,058
      Professional fees                                                 21,643          3,475
      Shareholders' reports--printing and mailing expenses             515,257         27,077
      Stock exchange listing fees                                      167,775         14,175
      Investor relations expense                                       170,654          4,783
      Other expenses                                                   122,553          3,938
                                                                  ------------     ----------
        Total expenses                                              13,715,912        737,493
                                                                  ------------     ----------
          Net investment income                                    118,644,363      6,008,572
                                                                  ------------     ----------

   REALIZED AND UNREALIZED GAIN (LOSS)
   FROM INVESTMENTS

   Net realized gain from investment transactions (note 3)          21,453,790        609,460
   Net change in unrealized appreciation or depreciation
     of investments                                                (27,068,356)      (793,188)
                                                                  ------------     ----------

          Net gain (loss) from investments                          (5,614,566)      (183,728)
                                                                  ------------     ----------

   Net increase in net assets from operations                     $113,029,797     $5,824,844
                                                                  =============    ===========

   See accompanying notes to financial statements.


STATEMENT OF CHANGES IN NET ASSETS

                                                                              NUV                             NMI

                                                                   Year ended      Year ended      Year ended      Year ended
                                                                    10/31/96        10/31/95        10/31/96        10/31/95
-----------------------------------------------------------------------------------------------------------------------------
   OPERATIONS
   Net investment income                                         $  118,644,363  $  124,737,181    $ 6,008,572    $ 5,941,319
   Net realized gain from investment transactions                    21,453,790      15,522,867        609,460        237,873
   Net change in unrealized appreciation or depreciation
     of investments                                                 (27,068,356)     74,935,192       (793,188)     3,183,051
                                                                 --------------  --------------    -----------     -----------
      Net increase in net assets from operations                    113,029,797     215,195,240      5,824,844      9,362,243
                                                                 --------------  --------------    -----------     -----------

   DISTRIBUTIONS TO SHAREHOLDERS (note 1)
   From undistributed net investment income                        (119,315,276)   (126,614,581)    (5,923,728)    (6,059,023)
   From accumulated net realized gains from investment
     transactions                                                   (15,538,275)     (5,602,068)         --               --
                                                                 --------------  --------------    -----------     -----------
      Decrease in net assets from distributions to shareholders    (134,853,551)   (132,216,649)    (5,923,728)    (6,059,023)
                                                                 --------------  --------------    -----------     -----------

   CAPITAL SHARE TRANSACTIONS (note 2)
   Net proceeds from shares issued to shareholders due to
      reinvestment of distributions                                    --             4,460,428        497,687        548,302
                                                                 --------------  --------------    -----------     -----------
   Net increase in net assets derived from capital share
     transactions                                                      --             4,460,428        497,687        548,302
                                                                 --------------  --------------    -----------     -----------
        Net increase (decrease) in net assets                       (21,823,754)     87,439,019        398,803      3,851,522
   Net assets at beginning of year                                2,006,450,312   1,919,011,293     92,850,340     88,998,818
                                                                 --------------  --------------    -----------     -----------
   Net assets at end of year                                     $1,984,626,558  $2,006,450,312    $93,249,143    $92,850,340
                                                                 ==============  ==============    ===========     ===========

   Balance of undistributed net investment income at end of year   $   696,137    $   1,367,050     $  148,210     $   63,366
                                                                 ==============  ==============    ===========     ===========

   See accompanying notes to financial statements.


NOTES TO FINANCIAL STATEMENTS


                            1. GENERAL INFORMATION AND SIGNIFICANT
                            ACCOUNTING POLICIES

                            At October 31, 1996, the National Funds (the
                            "Funds") covered in this report and their corresponding New York Stock Exchange symbols are Nuveen Municipal Value Fund, Inc. (NUV) and Nuveen Municipal Income Fund, Inc. (NMI).

                            Each Fund invests primarily in a diversified portfolio of municipal obligations issued by state and local government authorities. The Funds are registered under the Investment Company Act of 1940 as closed-end, diversified management investment companies.

                            The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with generally accepted accounting principles.

Securities Valuation        Portfolio securities for which market
                            quotations are readily available are valued at the mean between the quoted bid and asked prices or the yield equivalent. Portfolio securities for which market quotations are not readily available are valued at fair value by consistent application of methods determined in good faith by the Board of Directors. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are traded and valued at amortized cost.

Securities Transactions     Securities transactions are recorded on a trade
                            date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the transaction date.
                            The securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of their purchase commitments.
                            At October 31, 1996, there were no such purchase commitments in either of the Funds.

Interest Income             Interest income is determined on the basis
                            of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securities when required for federal income tax purposes.

Federal Income Taxes        The Funds intend to comply with the requirements of
                            the Internal Revenue Code applicable to regulated investment companies by distributing to shareholders all of their tax-exempt net investment income, in addition to any significant amounts of net realized capital gains and/or market discount realized from investment transactions. The Funds currently consider significant net realized capital gains and/or market discount as amounts in excess of $.001 per share. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal income tax, to retain such tax-exempt status when distributed to shareholders of the Funds. All regular monthly income dividends paid during the year ended October 31, 1996, have been designated
                            Exempt Interest Dividends which are exempt from regular federal personal income tax. Net realized capital gain and market discount distributions are subject to federal taxation.

Dividends and               Tax-exempt net investment income is declared as a
Distributions to            dividend monthly and payment is made or reinvestment
Shareholders                is credited to shareholder accounts after month-end.
                            Net realized capital gains and/or market discount from investment transactions are distributed to shareholders not less frequently than annually.
                            Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryovers.

                            Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount are recorded on the ex-dividend date. The amount and timing of such distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.

Derivative Financial        In October 1994, the Financial Accounting Standards
Instruments                 Board (FASB) issued Statement of Financial
                            Accounting Standards No. 119, Disclosure about
                            Derivative Financial Instruments and Fair Value of
                            Financial Instruments, which prescribes disclosure requirements for transactions in certain derivative financial instruments including futures, forward, swap, and option contracts, and other financial instruments with similar characteristics. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the year ended
                            October 31, 1996.

Use of Estimates            The preparation of financial
                            statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.

                            2. FUND SHARES

                            Transactions in shares were as follows:


                                                                              NUV                             NMI

                                                                   Year ended      Year ended      Year ended      Year ended
                                                                    10/31/96        10/31/95        10/31/96        10/31/95
-----------------------------------------------------------------------------------------------------------------------------
   Shares issued to shareholders due to reinvestment
     of distributions                                                  --            443,309         41,579          46,191
                                                                     ======          =======         ======          ======


                            3. SECURITIES TRANSACTIONS

                            Purchases and sales (including maturities) of investments in municipal securities and temporary municipal investments during the year ended October 31, 1996, were as follows:



                                                                       NUV             NMI
   PURCHASES
   Investments in municipal securities                            $370,549,014     $11,414,980
   Temporary municipal investments                                 174,465,000      11,900,000

   SALES AND MATURITIES
   Investments in municipal securities                             342,402,846       9,375,445
   Temporary municipal investments                                 175,465,000      11,500,000
                                                                  ============     ===========


                            At October 31, 1996, the identified cost of investments owned for federal income tax purposes was the same as the cost for financial reporting purposes for each Fund.

                            4. DISTRIBUTIONS TO SHAREHOLDERS

                            On November 1, 1996, the Funds declared dividend distributions from their tax-exempt net investment income which were paid December 2, 1996, to shareholders of record on November 15, 1996, as follows:

                                                                       NUV            NMI
   Dividend per share                                                $.0490          $.0635
                                                                     ======          ======


                            5. UNREALIZED APPRECIATION (DEPRECIATION)

                            Gross unrealized appreciation and gross unrealized depreciation of investments at October 31, 1996, were as follows:

                                                                      NUV             NMI
   Gross unrealized:
      Appreciation                                                $131,811,346     $5,700,410
      Depreciation                                                  (8,958,965)      (294,363)
                                                                  ------------     ----------
   Net unrealized appreciation                                    $122,852,381     $5,406,047
                                                                  ============     ==========



                            6. MANAGEMENT FEES AND OTHER TRANSACTIONS
                            WITH AFFILIATES

                            Under the Funds' investment management agreements with Nuveen Advisory Corp. (the "Adviser"), a wholly owned subsidiary of The John Nuveen Company, each Fund pays to the Adviser an annual management fee, payable monthly, at the rates set forth below, which are based upon the average daily net asset value of each Fund:


   AVERAGE DAILY NET ASSET VALUE                                                       NUV
   For the first $500,000,000                                                         .35 of 1%
   For the next $500,000,000                                                         .325 of 1
   For net assets over $1,000,000,000                                                  .3 of 1

   AVERAGE DAILY NET ASSET VALUE                                                       NMI
   For the first $125,000,000                                                         .65 of 1%
   For the next $125,000,000                                                        .6375 of 1
   For the next $250,000,000                                                         .625 of 1
   For the next $500,000,000                                                        .6125 of 1
   For the next $1,000,000,000                                                         .6 of 1
   For net assets over $2,000,000,000                                               .5875 of 1


   In addition, NUV pays to the Adviser an annual management fee, payable monthly, based on gross interest income as follows:


GROSS INTEREST INCOME                               NUV
For the first $50,000,000                         4.125%
For the next  $50,000,000                         4.000
For gross income over $100,000,000                3.875


   The fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Funds pay no compensation directly to those Directors who are affiliated with the Adviser or to their officers, all of whom receive remuneration for their services to the Funds from the Adviser.

                            7. COMPOSITION OF NET ASSETS

                            At October 31, 1996, net assets consisted of:


                                                                         NUV            NMI
   Shares, $.01 par value per share                              $    1,949,595   $     77,967
   Paid-in surplus                                                1,837,715,648     87,191,534
   Balance of undistributed net investment income                       696,137        148,210
   Accumulated net realized gain from investment transactions        21,412,797        425,385
   Net unrealized appreciation of investments                       122,852,381      5,406,047
                                                                 --------------    -----------
      Net assets                                                 $1,984,626,558   $ 93,249,143
                                                                 ==============   ============

   Authorized shares:
      Common                                                        350,000,000    200,000,000
                                                                 ==============   ============



                            8. INVESTMENT COMPOSITION

                            Each Fund invests in municipal securities which include general obligation, escrowed and revenue bonds. At October 31, 1996, the revenue sources by municipal purpose for these investments, expressed as a percent of total investments, were as follows:

                                                                       NUV             NMI
   Revenue Bonds:
     Electric Utilities                                                 25%            --%
     Transportation                                                     11              15
     Health Care Facilities                                             10              15
     Pollution Control Facilities                                        7              15
     Housing Facilities                                                 11               9
     Water / Sewer Facilities                                            8              --
     Lease Rental Facilities                                             2              --
     Educational Facilities                                              1               3
     Other                                                               4               7
   General Obligation Bonds                                              2              10
   Escrowed Bonds                                                       19              26
                                                                      -----           -----
                                                                       100%            100%
                                                                      =====          ======


                            Certain long-term and intermediate-term investments owned by the Funds are either covered by insurance issued by several private insurers or are backed by an escrow or trust containing U.S. Government or U.S. Government agency securities, both of which ensure the timely payment of principal and interest in the event of default (40% for NUV and 28% for NMI). Such insurance or escrow, however, does not guarantee the market value of the municipal securities or the value of any of the Funds' shares.

                            All of the temporary investments in short-term municipal securities have credit enhancements (letters of credit, guarantees or insurance) issued by third party domestic or foreign banks or other institutions.

                            For additional information regarding each investment security, refer to the Portfolio of Investments of each Fund.

                            9. OTHER MATTERS

                            As previously reported, certain legal actions challenging the Fund's 1993 rights offering brought by certain Fund shareholders are pending in federal district court in Chicago against John Nuveen &Co. Incorporated ("Nuveen"), Nuveen Advisory Corp., the directors of the Fund, in-house counsel to Nuveen (collectively "the Nuveen Defendants"), and the Fund's former outside legal counsel. (A similar legal action filed by a Fund shareholder in state court in Minnesota against the Nuveen Defendants has been dismissed and such dismissal has been affirmed on appeal.) Certain of the claims in these actions are asserted on behalf of Fund shareholders and certain are asserted on behalf of the Fund.

                            On November 4, 1996, a Memorandum of Understanding was signed on behalf of the plaintiffs by their counsel and on behalf of the Nuveen Defendants by their counsel, pursuant to which the above litigation will be settled contingent on agreement by the parties on settlement documentation, approval by the Court of that final settlement documentation, resolution of related claims involving the Funds' former outside counsel, and certain other contingencies. A similar agreement has been reached between plaintiffs and the Fund's former outside counsel. The settlements, which in no way constitute an admission of liability by any defendant, will be paid one half each by the insurer for the Fund's former outside counsel and by the insurer for the Nuveen Defendants. The Memorandum of Understanding provides that the settlement amounts will be paid primarily to the Fund's shareholders allegedly injured by the rights offering and that the Fund will be reimbursed for litigation related expenses and will receive any amounts after shareholder claims are satisfied. If the Court preliminarily approves the settlement and related documentation, shareholders will receive formal notification which will include information on the shareholders' rights under the settlement and the procedure for filing any claims. Thereafter, the Court will conduct a hearing to determine whether to grant final approval of the settlement.


FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A COMMON SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                      Operating performance
                                                     Net
                                                     realized and       Dividends
                        Net asset                    unrealized         from tax-      Distributions
                        value         Net            gain (loss)        exempt net     from
                        beginning     investment     from               investment     capital
                        of period     income         investments        income         gains


NUV
Year ended 10/31,
         1996           $10.290       $.609          $(.027)            $(.612)        $(.080)
         1995             9.870        .640            .459              (.650)         (.029)
         1994            10.890        .649           (.942)**           (.666)         (.061)
         1993            10.510        .695            .385              (.690)         (.010)
         1992            10.430        .709            .133              (.709)         (.053)
         1991             9.970        .714            .474              (.714)         (.014)
         1990            10.140        .714           (.140)             (.714)         (.030)
         1989             9.940        .714            .228              (.717)         (.025)
         1988             9.140        .682            .800              (.682)           --
6/17/87 to
         10/31/87         9.350        .162           (.230)             (.131)           --

NMI

Year ended 10/31,
         1996           11.970         .773           (.021)             (.762)           --
         1995           11.540         .768            .445              (.783)           --
         1994           12.490         .775           (.904)             (.821)           --
         1993           12.060         .821            .429              (.819)         (.001)
3 mos. ended
         10/31/92       12.410         .205           (.342)             (.213)           --
Year ended 7/31,
         1992           11.900         .845            .572              (.852)         (.055)
         1991           11.710         .855            .176              (.841)           --
         1990           11.810         .842           (.100)             (.842)           --
         1989           11.150         .828            .649              (.817)           --
4/20/88 to
         7/31/88        11.210        .151            (.010)             (.095)           --


                                                     Per                Total
                        Organization                 share              investment     Total
                        and           Net asset      market             return         return
                        offering      value end      value end          on market      on net asset
                        costs         of period      of period          value+         value+

NUV
Year ended 10/31,
         1996           $ --          $10.180        $ 9.375            3.10%          5.84%
         1995             --           10.290          9.750           11.50          11.51
         1994             --            9.870          9.375          (12.59)         (2.81)
         1993             --           10.890         11.500           11.16          10.56
         1992             --           10.510         11.000            8.33           8.33
         1991             --           10.430         10.875           18.01          12.35
         1990             --            9.970          9.875            6.28           5.88
         1989             --           10.140         10.000           11.84           9.86
         1988             --            9.940          9.625           23.66          16.74
6/17/87 to
         10/31/87       (.011)          9.140          8.375          (15.10)          (.84)
NMI

Year ended 10/31,
         1996             --           11.960         12.000           12.42           6.49
         1995             --           11.970         11.375           11.95          10.86
         1994             --           11.540         10.875          (14.77)         (1.08)
         1993             --           12.490         13.625           11.47          10.69
3 mos. ended
         10/31/92         --           12.060         13.000           (2.15)         (1.12)
Year ended 7/31,
         1992             --           12.410         13.500           18.34          12.44
         1991             --           11.900         12.250            9.58           9.20
         1990             --           11.710         12.000            7.32           6.57
         1989             --           11.810         12.000           19.90          13.76
4/20/88 to
         7/31/88        (.106)         11.150         10.750           (9.65)           .31

                                            Ratios/Supplemental data

                                                               Ratio of
                                            Ratio of           net
                                            expenses to        investment
                        Net assets          average            income                  Portfolio
                        end of period       net                to average              turnover
                        (in thousands)      assets             net assets              rate

NUV
Year ended 10/31,
         1996           $1,984,627           .69%               5.98%                  18%
         1995            2,006,450           .70                6.35                   13
         1994            1,919,011           .70                6.31                    7
         1993            1,811,292           .74                6.45                    8
         1992            1,726,311           .77                6.75                    8
         1991            1,689,882           .83                6.98                    7
         1990            1,595,189           .86                7.10                    5
         1989            1,613,404           .89                7.13                    7
         1988            1,572,110           .94                7.12                   42
6/17/87 to
         10/31/87        1,445,069           .80*               4.99*                  --

NMI

Year ended 10/31,
         1996               93,249           .80                6.49                   10
         1995               92,850           .84                6.53                   15
         1994               88,999           .85                6.45                   26
         1993               95,134           .86                6.67                    8
3 mos. ended
         10/31/92           90,854           .90*               6.67*                  --
Year ended 7/31,
         1992               93,216           .76                7.02                    2
         1991               88,384           .69                7.33                    3
         1990               86,359           .72                7.24                    7
         1989               86,535           .73                7.25                   35
4/20/88 to
         7/31/88            81,375           .73*               5.21*                  --

* Annualized.

** Includes ($.179) effect of the Fund's Rights Offering of shares at a price below NAV and costs associated with the offering.

+ Total Investment Return on Market Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in stock price per share. Total Return on Net Asset Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in net asset value per share.

REPORT OF INDEPENDENT AUDITORS

                            The Board of Directors and Shareholders
                            Nuveen Municipal Value Fund, Inc.
                            Nuveen Municipal Income Fund, Inc.

                            We have audited the accompanying statements of net assets, including the portfolios of investments, of Nuveen Municipal Value Fund, Inc. and Nuveen Municipal Income Fund, Inc. as of October 31, 1996, and the related statements of operations and changes in net assets for the periods indicated therein and the financial highlights for the periods since 1988. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

                            We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of October 31, 1996, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

                            In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Nuveen Municipal Value Fund, Inc. and Nuveen Municipal Income Fund, Inc. at October 31, 1996, and the results of their operations, changes in their net assets for the periods indicated therein and financial highlights for the periods since 1988, in conformity with generally accepted accounting principles.

                            ERNST & YOUNG LLP
                            Chicago, Illinois
                            December 13, 1996

Build your wealth automatically

Photographic image of Customer Service Rep at Nuveen.

Managing your portfolio takes skill, experience, and informed judgment, but our efforts to help you build your wealth don't stop there. At Nuveen, we offer a number of convenient ways to add to your tax-free portfolio and earn the tax-free income you need to achieve your financial goals.

NUVEEN EXCHANGE-TRADED FUNDS DIVIDEND REINVESTMENT PLAN
Your Nuveen exchange-traded fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional fund shares. If you do not elect to reinvest distributions, all distributions are paid by check, or can be deposited directly your bank or brokerage account.

  By choosing to reinvest, you'll be able to set aside money regularly and automatically, and watch your investment grow through the power of tax-free compounding. You'll also benefit from dollar-cost averaging, a technique of investing at regular intervals, which allows you to build a high-quality, tax-free portfolio conveniently and cost effectively over time. All reinvestments are invested in full and fractional shares and are kept in non-certificated form by the Plan Agent, Chase Manhattan Bank.

  To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own. Income or capital gains taxes may be payable on dividends or distributions that are reinvested.

  The shares you acquire by reinvesting will either be purchased on the open market or be newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. Dividends and distributions received to purchase shares in the open market will be invested within 30 days of the dividend payment date; no interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

  You may, of course, change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

  You also can reinvest if your shares are registered in the name of a brokerage firm, bank, or other nominee. Just ask your investment adviser if the firm will participate on your behalf. If not, it's easy to have the shares registered in your name and to apply for a reinvestment account directly. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

  The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

  For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial adviser or call us toll-free at 1.800.257.8787.

Photographic image of Customer Service Rep at Nuveen.

"When it comes to financial planning, your investment adviser knows your situation best. Nuveen is pleased to provide the account information you and your adviser need to plan effectively."

Photographic image of Customer Service Rep at Nuveen.

"At Nuveen, we make reinvesting easy. A phone call is all it takes to set up your reinvestment account."

Photographic image of Customer Service Rep at Nuveen.

"When questions come up about your investment, we're happy to provide the up-to-date information you and your adviser need."

More than just a number

If you've ever called our toll-free customer service line, you've spoken with one of Nuveen's customer service representatives. These reps are ready to assist you with answers to your questions about current account balances, yields, and previous transactions on your accounts. They can also supply additional information about any of Nuveen's tax-free unit trusts and mutual funds.

If you have a question about your account, or whenever you need help, just call 800.257.8787. Our customer service reps are available Monday through Friday from 8:00 a.m. to 8:00 p.m. Eastern time.

Photographic image of woman seated and man standing behind her representing Nuveen investors.

Your
investment partner

Photographic image of John Nuveen, Sr., founder of Nuveen.

For nearly 100 years, Nuveen has earned its reputation as a tax-free income specialist by focusing on municipal bonds.

Since 1898, John Nuveen & Co. Incorporated has worked to bring together the various participants in the municipal bond industry and build strong partnerships that benefit all concerned. Investors, financial advisers, municipal officials, investment bankers--Nuveen believes that forging relationships with these groups based on trust and value is the key to successful investing.

  As the oldest and largest municipal bond specialist in the United States, Nuveen's investment bankers work with issuers to understand and meet their needs in structuring and selling their bond issues.

  Nuveen also works closely with financial advisers around the country, including brokerage firms, banks, insurance companies, and independent financial planners, to bring the benefits of tax-free investing to you. These advisers are experts at identifying your needs and recommending the best solutions for your situation. Together we make a powerful team, helping you create a successful investment plan that meets your needs today and in the future.

John Nuveen & Co. Incorporated
333 West Wacker Drive
Chicago, Illinois
60606-1286

FAN-1-10.96